As Filed with the Securities and Exchange Commission on June 30, 2005

                                                               File No. 33-68666
                                        Investment Company Act File No. 811-8004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No. __
                       [X] Post-Effective Amendment No. 59

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            [X] Amendment No. 61

                                 ABN AMRO FUNDS
                        FORMERLY KNOWN AS ALLEGHANY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             161 NORTH CLARK STREET
                             CHICAGO, ILLINOIS 60601
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (312) 884-2139

                                -----------------

                         KENNETH C. ANDERSON, PRESIDENT
                                 ABN AMRO FUNDS
                             161 NORTH CLARK STREET
                             CHICAGO, ILLINOIS 60601
                     (Name and Address of Agent for Service)

                                    Copy to:

                                CATHY G. O'KELLY
                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                -----------------

It is proposed that this filing will become effective:

                  [ ] immediately upon filing pursuant to paragraph (b); or
                  [ ] On (date) pursuant to paragraph (b); or
                  [X] 60 days after filing pursuant to paragraph (a)(1); or
                  [ ] On (date) pursuant to paragraph (a)(1); or
                  [ ] 75 days after filing pursuant to paragraph (a)(2); or
                  [ ] On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

                  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          CLASS I SHARES -- ABN AMRO REAL ESTATE FUND


                                            ABN AMRO VALUE FUND

                          PROSPECTUS
                          ABN AMRO Funds
                                          , 2005

                          The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.
                          NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

(ABN AMRO ASSET MANAGEMENT LOGO)

                                               TICKER SYMBOL
EQUITY FUNDS
ABN AMRO Value Fund                              ________
ABN AMRO Real Estate Fund                        ________

[ABN AMRO FUNDS LOGO]
Thank you for your interest in ABN AMRO Funds. Our diversified family of funds offers you a variety of investment opportunities to help you meet financial goals such as retirement, homebuying or education funding. Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.

--------------------------------------------------------------------------------
Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                             Page

FUND SUMMARIES


ABN AMRO VALUE FUND
    Investment Objective, Principal Investment Strategies
      and Risks, Fund Performance                               3


ABN AMRO REAL ESTATE FUND
    Investment Objective, Principal Investment Strategies
      and Risks, Fund Performance                               5

FUND EXPENSES                                                   7


OTHER INVESTMENT STRATEGIES                                     8


PORTFOLIO HOLDINGS                                             10


INVESTMENT TERMS                                               11


MANAGEMENT OF THE FUNDS                                        13

    THE ADVISER                                                13
    ABN AMRO Asset Management (USA) LLC                        13

    THE SUB-ADVISER                                            14
    MFS Institutional Advisors, Inc.                           14


SHAREHOLDER INFORMATION                                        15
    Opening an Account: Buying Shares                          15
    Exchanging Shares                                          16
    Selling/Redeeming Shares                                   17
    Transaction Policies                                       20
    Account Policies and Dividends                             22
    Additional Investor Services                               22
    Portfolio Transactions and Brokerage Commissions           22

    Distribution Services                                      23


DIVIDENDS, DISTRIBUTIONS AND TAXES                             24


FINANCIAL HIGHLIGHTS                                           25


GENERAL INFORMATION                                            26

ABN AMRO Value Fund


INVESTMENT OBJECTIVE


The Fund seeks to provide total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks that are undervalued and have good prospects for earnings growth. The portfolio managers generally focus on large-cap stocks that are diversified across many industries. Security selection is based upon a range of financial criteria including:
-  Relatively low price to earnings and price to book ratios
-  Underlying asset values that are not reflected in securities' market prices

The Fund may also invest in real estate investment trusts (REITs), convertible securities, preferred stocks and ADRs.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.


FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.



    - CURRENCY RISK: The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.



    - POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund.



    - REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.



LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.



MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform the stock or fixed income market or its peers. Also, the Fund could fail to meet its investment objective.



MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price changes. An individual stock may decline in value even when the value of stocks in general is rising.



REIT RISK: REITs are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs issue stocks, and most REIT stocks trade on the major stock exchanges or over-the-counter. A REIT's return may be adversely affected when interest rates are high or rising.



VALUE STYLE RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund's return may be adversely affected during market downturns and when value stocks are out of favor.

FUND PERFORMANCE - CLASS N SHARES(a)



The bar chart shows how the performance of Class N Shares of the Fund has varied from year to year over the periods shown. However, the performance of Class N Shares does not reflect the annual operating expenses for the Class I Shares, which are lower than those of Class N. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Common share class and Investor share class of ABN AMRO Value Fund were reorganized into Class N Shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund.



                           CALENDAR YEAR TOTAL RETURN


       32.02%          20.43%   30.50%   5.46%    11.15%  (0.68)%  (12.25)% (13.88)%  25.12%   15.38%
        1995            1996     1997     1998     1999     2000     2001     2002     2003     2004


Best quarter:              6/97     15.69%
Worst quarter:             9/98    -18.05%
Total Return as of
  6/30/05:



The following table indicates how the average annual returns for Class N Shares of the Fund for different calendar periods compared to the returns of broad-based securities market indices and a peer group index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.



                          AVERAGE ANNUAL TOTAL RETURN


                   (For the periods ended December 31, 2004)



                         1 Year    5 Years   10 Years
---------------------------------------------------------
ABN AMRO Value
  Fund - Class
  N:(b)
  Return Before
    Taxes                 15.38%     1.62%    10.17%
  Return After
    Taxes on
    Distributions         14.86%     0.84%     8.00%
  Return After
    Taxes on
    Distributions
    and Sale of
    Fund Shares            9.97%     1.00%     7.90%
---------------------------------------------------------
Russell 1000
  Index (reflects
  no deduction
  for taxes,
  expenses or
  fees)                   11.40%    -1.76%    12.16%
---------------------------------------------------------
Russell 1000
  Value Index
  (reflects no
  deduction for
  taxes, expenses
  or fees)                16.49%     5.27%    13.83%
---------------------------------------------------------
Lipper Large-Cap
  Value Funds
  Index (reflects
  no deduction
  for taxes,
  expenses or
  fees)                   12.00%     1.42%    11.29%
---------------------------------------------------------



(a)The returns shown are for Class N Shares that are not offered in this prospectus. Class I Shares are new and do not yet have a calendar year of operations. Class N Shares and Class I Shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that Class N Shares and Class I Shares do not have the same expenses. The annual returns of the Class N Shares would be lower than the returns of the Class I Shares, due to distribution fees paid by Class N Shares.



(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.



After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ABN AMRO Real Estate Fund

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in REITs and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio manager does not invest in real estate directly. In selecting securities for the Fund, the portfolio manager analyzes long-term trends in property types and geographic regions. The portfolio manager uses a combination of a top-down and a bottom-up approach. The Fund is classified as non-diversified.

Top-down approach involves:
-  analyzing demographic and economic trends
- reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:
-  revenues primarily derived from real estate related activities
-  a significant portion of revenues from rental income
-  a management stake in performance
-  a strong balance sheet and/or consistent earnings
-  internal growth prospects
-  potential growth from acquisition or development

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.


FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.



    - CURRENCY RISK: The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.



    - POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund.



    - REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.



LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.



MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform the stock or fixed income market or its peers. Also, the Fund could fail to meet its investment objective.



MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price changes. An individual stock may decline in value even when the value of stocks in general is rising.



NON-DIVERSIFICATION RISK: The Fund is a non-diversified fund and may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.



REIT RISK: REITs are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs issue stocks, and most REIT stocks trade on the major stock exchanges or over-the-counter. A REIT's return may be adversely affected when interest rates are high or rising.



SECTOR CONCENTRATION RISK: Investing in sector-specific mutual funds may entail greater risks than investing in funds diversified across sectors. Because the Fund may invest in a limited number of industries within a sector, the Fund may be subject to a greater level of market risk and its performance may be more volatile.

FUND PERFORMANCE - CLASS N SHARES(a)



The bar chart shows how the performance of Class N Shares of the Fund has varied from year to year over the periods shown. However, the performance of Class N Shares does not reflect the annual operating expenses for the Class I Shares, which are lower than those of Class N. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Common share class and Investor share class of ABN AMRO Real Estate Fund were reorganized into Class N Shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund.



                           CALENDAR YEAR TOTAL RETURN


      (12.35)%          (3.32)%     28.77%       7.29%       4.60%      36.28%      33.39%
        1998             1999        2000        2001        2002        2003        2004


  Best quarter:          12/04    16.96%
  Worst quarter:          9/99   -10.05%
  Total Return as of
    6/30/05:



The following table indicates how the average annual returns for Class N Shares of the Fund for different calendar periods compared to the returns of broad-based securities market indices and a peer group index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.



                          AVERAGE ANNUAL TOTAL RETURN


                   (For the periods ended December 31, 2004)



                                                    Since
                            1 Year    5 Years    Inception(b)
-------------------------------------------------------------
ABN AMRO Real Estate
  Fund - Class N:(c)
  Return Before
    Taxes                   33.39%    21.31%       12.02%
  Return After Taxes
    on Distributions        31.53%    19.29%       10.14%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  22.60%    17.61%        9.32%
-----------------------------------------------------------------
Morgan Stanley REIT
  Equity Index
  (reflects no
  deduction for
  taxes, expenses or
  fees)                     31.49%    21.71%       11.32%
-----------------------------------------------------------------
Lipper Real Estate
  Funds Index
  (reflects no
  deduction for
  taxes, expenses or
  fees)                     32.13%    21.04%       11.00%
-----------------------------------------------------------------



(a)The returns shown are for Class N Shares that are not offered in this prospectus. Class I Shares are new and do not yet have a calendar year of operations. Class N Shares and Class I Shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that Class N Shares and Class I Shares do not have the same expenses. The annual returns of the Class N Shares would be lower than the returns of the Class I Shares, due to distribution fees paid by Class N Shares.



(b)Fund's inception: December 30, 1997. Index data computed from December 31, 1997.



(c)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.



After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES

As a benefit of investing in Class I Shares of these ABN AMRO Funds, you do not incur any sales loads or exchange fees. HOWEVER, A REDEMPTION FEE IS CHARGED ON CERTAIN SHORT-TERM REDEMPTIONS TO SHAREHOLDERS OF ALL ABN AMRO FUNDS UNLESS AN EXCEPTION IS AVAILABLE(A). THE FOLLOWING TABLE LISTS THE REDEMPTION FEES AS A PERCENTAGE OF THE AMOUNT REDEEMED FOR THE ABN AMRO FUNDS IN THIS PROSPECTUS.



FUND                                     REDEMPTION FEE
ABN AMRO VALUE                          2% WITHIN 7 DAYS
ABN AMRO REAL ESTATE                    2% WITHIN 90 DAYS



(a)See "Redemption Fees" on page   for more details.


ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.


                                                                                     TOTAL                NET
                                                            MANAGEMENT    OTHER     EXPENSE     FEE     EXPENSE
FUND                                                           FEES      EXPENSES    RATIO    WAIVERS    RATIO
ABN AMRO Value(a)                                              0.80%       0.11%     0.91%     (0.22)%   0.69%(b)(c)
ABN AMRO Real Estate(a)                                        1.00        0.21      1.21      (0.09)    1.12(b)(c)



(a)ABN AMRO VALUE FUND and ABN AMRO REAL ESTATE FUND each offer two classes of shares that invest in the same portfolio of securities. Shareholders of Class I Shares are not subject to a 12b-1 distribution fee; shareholders of Class N Shares are subject to a 12b-1 distribution fee; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class I Shares, which are offered in this prospectus. Class N Shares are offered in a separate prospectus.



(b)The ratio shown reflects the Adviser's contractual undertaking to waive its management fees and/or reimburse expenses exceeding the limit shown through February 28, 2007.



(c)As of         , 2005, the Fund's Class I Shares have not commenced
operations; therefore, expenses are estimated for the current fiscal year.


EXAMPLE

This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent a Fund's actual or future expenses and returns.


FUND                                                          1 YEAR         3 YEARS
ABN AMRO Value(a)                                              $ 70           $268
ABN AMRO Real Estate(a)                                        $114           $375


(a)Includes one year of capped expenses in each period.

Other Investment Strategies


The investment policy of ABN AMRO Real Estate Fund, relating to the type of securities in which 80% of the Fund's assets must be invested (the "80% test") may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such changes.



In addition to the principal investment strategies described in the Fund summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve investment objectives. These strategies may involve additional risks and apply to each Fund unless otherwise indicated. Please see
page   for investment strategies applicable to each Fund and page   for
definitions of investment terms.


ADRS/EDRS/GDRS
A Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent and Global Depositary Receipts (GDRs), which are issued globally and evidence a similar ownership arrangement.


Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs and GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Funds may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.



COMMERCIAL PAPER

Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.


Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.


DEFENSIVE STRATEGY
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.


DERIVATIVES

A Fund may engage in derivatives for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. The Funds will not engage in derivative investments purely for speculative purposes. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.


PREFERRED STOCKS

Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

FUND                                ADRS/EDRS/GDRS COMMERCIAL CONVERTIBLE DEFENSIVE  DERIVATIVES   EQUITY    FOREIGN   PREFERRED
                                                     PAPER    SECURITIES   STRATEGY   (OPTIONS,  SECURITIES SECURITIES  STOCKS
                                                      AND                             FORWARDS,
                                                   SECURITIES                         FUTURES,
                                                       OF                              SWAPS)
                                                     OTHER
                                                   INVESTMENT
                                                   COMPANIES

ABN AMRO Value                           X             X          X           X          X           XP         X          X
ABN AMRO Real Estate                     X             X                      X          X           XP         X

FUND                                   REITS    REPURCHASE    RULE       U.S.
                                                AGREEMENTS    144A    GOVERNMENT
                                                           SECURITIES SECURITIES

ABN AMRO Value                           X          X          X          X
ABN AMRO Real Estate                     XP         X          X          X


X = Investment strategy applicable to a Fund.

P = Components of a Fund's principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI and on our Web site at www.abnamrofunds.com.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.


BANK DEPOSITS. Cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.



BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.


COMMERCIAL PAPER. Short-term fixed income securities issued by banks, corporations and other borrowers.


DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.



EQUITY SECURITIES. Ownership interests in corporations and other entities, such as: common stocks, preferred stocks, convertible securities, rights and warrants.


EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its assets and disclosed in a prospectus.


INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.


ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks issued by large companies. Unless otherwise defined by a fund manager or the Adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.


LIPPER LARGE-CAP VALUE FUNDS INDEX. An equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.



LIPPER REAL ESTATE FUNDS INDEX. An equally weighted index of the largest 30 funds within the real estate funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.



MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.


MARKET CAPITALIZATION. Value of a corporation or other entity as determined by the market price of its securities.


MORGAN STANLEY REIT EQUITY INDEX. An unmanaged index that tracks the returns of REITs.


MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND. A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.


REITS. Real estate investment trusts are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter.


REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.


RUSSELL 1000 INDEX. An unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index (which contains the 3,000 largest stocks in the U.S. based on total market capitalization).



RUSSELL 1000 VALUE INDEX. Comprised of securities in the Russell 1000 Index. Companies in this index tend to exhibit lower price-to-book ratios and lower cost-to-growth values.


SMALL-CAP STOCKS. Stocks issued by smaller companies. Unless otherwise defined by a fund manager or the Adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.


TOP-DOWN INVESTING. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.


TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.


U.S. GOVERNMENT SECURITIES. Fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy.

VALUE STYLE INVESTING. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.


YANKEE BONDS. Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.



YIELD. A measure of net income (dividends and interest) earned by the securities in a fund's portfolio, less a fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified date.

Management of the Funds

THE ADVISERS


Each Fund has an Adviser that provides management services. The Adviser is paid an annual management fee by each Fund for its services based on the average daily net assets of the Fund. The accompanying information highlights each Fund and its lead portfolio manager(s) and investment experience and the management fee paid by each Fund for the most recent fiscal year. ABN AMRO Value Fund also has a sub-adviser whose fees are paid by the Adviser.


A discussion regarding the Board's basis for approving the Funds' investment advisory and sub-advisory contracts will be available in the Funds' shareholder reports commencing with the semi-annual report dated April 30, 2005. That information is currently available in the SAI.

ABN AMRO ASSET MANAGEMENT (USA) LLC

ABN AMRO Asset Management (USA) LLC ("ABN AMRO Asset Management") is the Adviser to several ABN AMRO Funds. As of March 31, 2005, ABN AMRO Asset Management
managed approximately $    billion in assets, consisting of accounts for
corporations, unions, governments, insurance companies, charitable organizations and investment companies. ABN AMRO Asset Management, located at 161 N. Clark Street, 9th Floor, Chicago, IL 60601, is an indirect and wholly-owned subsidiary of ABN AMRO Holding N.V. and an affiliate of the Funds' Administrator. For its advisory services during the fiscal year ended October 31, 2004, ABN AMRO Asset Management received a fee of 0.58% and 0.91% of net assets from ABN AMRO Value Fund and ABN AMRO Real Estate Fund, respectively, taking into account fee waivers then in effect.



FUND NAME                           PORTFOLIO MANAGERS         INVESTMENT EXPERIENCE
ABN AMRO Value Fund (subadvised by  Steve R. Gorman, CFA       Portfolio Manager since January 2002; Senior Vice
  MFS Institutional Advisors,                                  President for the Sub-Adviser. Mr. Gorman heads the
  Inc.)                                                        management team. He participates in the research process
                                                               and strategy discussions, maintains overall responsibility for portfolio construction, final buy and sell decisions
                                                               and risk management. Mr. Gorman joined the Sub-Adviser in
                                                               1989 and became an Equity Research Analyst in 1992. From
                                                               1995 to 2000, he worked as an international analyst. Mr.
                                                               Gorman's affiliations include CFA Institute and Boston
                                                               Security Analysts Society, Inc. He holds a M.B.A. from
                                                               Boston College and a B.S. from the University of New
                                                               Hampshire.

                                    Katarina Mead, CFA         Associate Portfolio Manager since March 2005; Vice
                                                               President for the Sub-Adviser. Ms. Mead participates in
                                                               the research process and strategy discussions, assesses
                                                               portfolio risk, collaborates on portfolio construction,
                                                               manages daily cash flows and communicates investment
                                                               policy and strategy. Ms. Mead joined the Sub-Adviser in
                                                               1997 as an Equity Research Analyst; was named Associate
                                                               Portfolio Manager in 2002 and again in 2004. Ms. Mead's
                                                               affiliations include CFA Institute and Boston Security
                                                               Analysts Society, Inc. She has a M.B.A. from the
                                                               University of Pennsylvania and a B.S. from Villanova
                                                               University, magna cum laude.

                                    Ann Marie Costello         Investment Specialist for the Fund since January 2002;
                                                               Vice President for the Sub-Adviser. Ms. Costello joined
                                                               the Sub-Adviser in April 2001 with 13 years of industry
                                                               experience. Previous experience includes seven years as an
                                                               Investment Specialist for Putnam Investments. Ms. Costello
                                                               holds a M.B.A. from Suffolk University and a B.A. from the
                                                               University of Massachusetts.

FUND NAME                           PORTFOLIO MANAGERS         INVESTMENT EXPERIENCE


ABN AMRO Real Estate Fund           Nancy J. Holland, CPA      Portfolio Manager since the Fund's inception; Senior
                                                               Managing Director of the Adviser. Ms. Holland has been
                                                               associated with the Adviser and its predecessor since
                                                               January 1997. Prior to joining the Adviser, Ms. Holland
                                                               was a real estate analyst with Edward Jones from January
                                                               1995 - December 1996. Ms. Holland holds a B.S. in
                                                               Accounting from Saint Louis University.

                                    Thomas Trotman, CFA        Portfolio Manager since April 2005, when he joined the
                                                               Adviser as Senior Portfolio Manager. Prior to joining the
                                                               Adviser, Mr. Trotman held various senior analytical and
                                                               portfolio management positions at Delaware Investment
                                                               Advisers from 1995 to 2003, including Senior Real Estate
                                                               Analyst, Vice President and Senior Portfolio Manager for
                                                               the Delaware REIT Group. Mr. Trotman received his B.A.
                                                               from Muhlenburg College and his M.B.A. from Widener
                                                               University.



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the SAI.



THE SUB-ADVISER


MFS INSTITUTIONAL ADVISORS, INC.

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116 serves as the sub-adviser of ABN AMRO VALUE FUND, pursuant to a sub-advisory agreement with ABN AMRO Asset Management. MFS, a Delaware corporation, is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H IJ9, which in turn is a wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address. As of March 31, 2005, MFS Institutional Advisors, Inc. managed approximately $146 billion in assets.

Shareholder Information

OPENING AN ACCOUNT


-  Read this prospectus carefully.

- Determine how much you want to invest. The minimum initial investment requirement for Class I Shares of each Fund is $2 million.

- Balances can be aggregated to meet the minimum initial investment requirements for the accounts of:
   o  clients of a financial consultant
   o immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
   o  a corporation or other legal entity
-  Minimum initial investment requirements may be waived:
   o for affiliates, Trustees and employees of the Advisers or their affiliated companies
   o with a "letter of intent." This letter would explain how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges and to avoid any delay and inconvenience of having to request these in writing at a later date.
-  Make your initial investment using the following table as a guideline.
----------------------------------------------------------------
BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees are included.

-  Other supporting legal documents (as necessary) are present, including such
   requirements for written requests as described on page   .

----------------------------------------------------------------


                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application.                          check in the envelope provided and mail to us at the
ABN AMRO FUNDS                  - Make your check payable to ABN        address at the left.
P.O. BOX 9765                     AMRO Funds and mail to us at the    - We accept checks, bank drafts, money orders, wires and
PROVIDENCE, RI 02940              address at the left.                  ACH for purchases (see "Other Features" on page   ).
                                - We accept checks, bank drafts,        Checks must be drawn on U.S. banks. There is a minimum
                                  money orders, wires and ACH for       $20 charge for returned checks.
                                  purchases. Checks must be drawn     - Give the following wire/ACH information to your bank:
                                  on U.S. banks to avoid any fees       Mellon Trust of New England
                                  or delays in processing.              ABA #01-10-01234
                                - We do not accept travelers,           For: ABN AMRO Funds
                                  temporary, post-dated, credit         A/C 140414
                                  card courtesy, second or third        FBO "ABN AMRO Fund Number"
                                  party checks (which are checks        "Your Account Number"
                                  made payable to someone other        Include your name, account number, taxpayer
                                  than the Funds).                      identification number or Social Security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.
                                                                      - We do not accept travelers, temporary, post-dated,
                                                                        credit card courtesy, second or third party checks
                                                                        (which are checks made payable to someone other than
                                                                        the Funds).

                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)


BY PHONE                        - Obtain a Fund number and account    - Verify that your bank or credit union is a member of
                                  by calling ABN AMRO Funds at the      the ACH.
800 992-8151                      number at the left.                 - You should complete the "Bank Account Information"
                                - Instruct your bank (who may           section on your account application.
                                  charge a fee) to wire or ACH the    - When you are ready to add to your account, call ABN
                                  amount of your investment.            AMRO Funds and tell the representative the Fund name,
                                - Give the following wire/ACH           account number, the name(s) in which the account is
                                  information to your bank:             registered and the amount of your investment.
                                 Mellon Trust of New England          - Instruct your bank (who may charge a fee) to wire or
                                  ABA #01-10-01234                      ACH the amount of your investment.
                                  For: ABN AMRO Funds                 - Give the following wire/ACH information to your bank:
                                  A/C 140414                            Mellon Trust of New England
                                  FBO "ABN AMRO Fund Number"            ABA #01-10-01234
                                  "Your Account Number"                 For: ABN AMRO Funds
                                - Return your completed and signed      A/C 140414
                                  application to:                       FBO "ABN AMRO Fund Number"
                                 ABN AMRO Funds                         "Your Account Number"
                                  P.O. Box 9765                       - Include your name, account number, taxpayer
                                  Providence, RI 02940                  identification number or Social Security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.

BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of
                                  application(s) from our Web           the ACH.
WWW.ABNAMROFUNDS.COM              site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Obtain a Personal Identification Number (PIN) from ABN
                                  payable to ABN AMRO Funds and         AMRO Funds for use on ABN AMRO Funds' Web site if you
                                  mail it to the address under "By      have not already done so. To obtain a PIN, please call
                                  Mail' above.                          800 992-8151.
                                                                      - When you are ready to add to your account, access your
                                                                        account through ABN AMRO Funds' Web site and enter
                                                                        your purchase instructions in the highly secure area
                                                                        for shareholders only called "Account Access". ACH
                                                                        purchases on the Internet may take 3 to 4 business
                                                                        days.


EXCHANGING SHARES


After you have opened an account with us, you can exchange your shares within ABN AMRO Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.
----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The sale of your shares may be a taxable event for you and may subject you to a redemption fee.
----------------------------------------------------------------


You can exchange shares from one ABN AMRO Fund to another within the same class of shares. (For example, from ABN AMRO Value Fund's Class I Shares to ABN AMRO Real Estate Fund Class I Shares.) All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For tax purposes, each exchange is treated as a sale and a new purchase.


The Funds reserve the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.


SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the
                                - Sales or redemptions of any size      Fund name, Fund number, your account number, the
ABN AMRO FUNDS                  - (For redemptions over $50,000,        name(s) in which the account is registered and the
P.O. BOX 9765                     please see Medallion Signature        dollar value or number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee on the next page)         - Include all signatures and any additional documents
                                                                        that may be required (see "Selling Shares in Writing"
                                                                        on page   ). Signatures must be in original form, as
                                                                        photocopies are not accepted.
                                                                      - Mail to us at the address at the left.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it medallion signature
                                                                        guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page   ).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your
                                - Sales of up to $50,000 (for           touch-tone phone, call us at the number to the left.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services
                                  privileges)                           Associate, call between 9 a.m. and 7 p.m. ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it medallion signature
                                                                        guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page   ).
                                                                      - The Funds reserve the right to refuse any telephone
                                                                        sales request and may modify the procedures at any
                                                                        time. The Funds make reasonable attempts to verify
                                                                        that telephone instructions are genuine, but you are
                                                                        responsible for any loss that you may incur from
                                                                        telephone requests.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ABNAMROFUNDS.COM                                                  - Obtain a Personal Identification Number (PIN) from ABN
                                                                        AMRO Funds (800 992-8151) for use on ABN AMRO Funds'
                                                                        Web site if you have not already done so.
                                                                      - When you are ready to redeem a portion of your
                                                                        account, access your account through ABN AMRO Funds'
                                                                        Web site and enter your redemption instructions in the
                                                                        highly secure area for shareholders only called
                                                                        "Account Access". A check for the proceeds will be
                                                                        mailed to you at the address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page   ).


SELLING SHARES IN WRITING

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days

-  you are selling more than $50,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)
----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

SELLER                  REQUIREMENTS FOR WRITTEN REQUESTS
Owners of               - Letter of instruction
individual, joint,      - On the letter, the signatures and titles of all persons
sole proprietorship,      authorized to sign for the account, exactly as the account
UGMA/UTMA, or             is registered, must be in original form, as photocopies
general partner           are not accepted
accounts                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners of corporate     - Letter of instruction
or association          - Corporate resolution certified within the past 12 months
accounts                - On the letter, the signatures and titles of all persons
                          authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                          are not accepted
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners or trustees      - Letter of instruction
  of trust accounts     - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                        - If the names of all trustees are not registered on the
                          account, a copy of the trust document certified within the past 12 months
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Joint tenancy           - Certified letter of instruction signed by the surviving
shareholders whose        tenant must be in original form, as photocopies are not
co-tenants are            accepted
deceased                - Copy of death certificate
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Executors of            - Certified letter of instruction signed by executor must be
  shareholder             in original form, as photocopies are not accepted
  estates               - Copy of order appointing executor
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Administrators,         - Call 800 992-8151 for instructions
conservators,
guardians and other
sellers or account
types not listed
above
IRA accounts            - IRA distribution request form completed and signed. Call
                          800 992-8151 for a form.

In addition to the situations described above, ABN AMRO Funds may require Medallion Signature Guarantees in other circumstances based on the amount of redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize ABN AMRO Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your ABN AMRO Funds account(s):
- You must authorize ABN AMRO Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND

The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940 to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less.


Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities.

INVOLUNTARY CONVERSIONS

Class I Shares are intended for accounts with balances over the minimum initial investment. The Funds reserve the right to transfer your account to a different class if your balance (or aggregation of balances) consistently falls below the minimum initial investment.


TRANSACTION POLICIES

CALCULATING SHARE PRICE

When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day as of the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Currently, the Funds observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.


Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS

Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after ABN AMRO Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. (ET)) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent on the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.


Shares of ABN AMRO Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from ABN AMRO Funds.

A Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

ABN AMRO Funds reserve the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
-  suspend the offering of Fund shares;
- change the initial and additional investment minimums or to waive these minimums for any investor;
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
-  change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires ABN AMRO Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with ABN AMRO Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, ABN AMRO Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in ABN AMRO Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. ABN AMRO Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING
The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact the Funds' Net Asset Values (NAVs) and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds' Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:
- The Funds have adopted redemption fees for shares held less than a specified holding period that varies by the type of fund;
- The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
-  The Funds reserve the right to:
   - Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
   - Limit, impose charges upon, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;

   - Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;

   - Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Funds may consider an investor's trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders other than those who hold shares through omnibus accounts. While the Funds notify intermediaries of and request that they enforce these policies and procedures, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds' policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary's future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds' policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

REDEMPTION FEES

ABN AMRO FUNDS can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create significant additional transaction costs that are borne by all shareholders. For these reasons and except as provided below, ABN AMRO Funds assess a 2% fee on redemptions (including exchanges) of Fund shares sold or exchanged within either
7 or 90 calendar days of purchase. See the redemption fee table on page   for
the applicable period for each Fund.


Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds' policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds' redemption fee policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through an Automatic Investment Plan; accounts held through intermediaries that are unable or unwilling to assess redemption fees and do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds' Administrator believes it to be in the best interest of the Funds and in accordance with the Funds' policies and procedures to waive the redemption fee on behalf of the Funds.

The redemption fee is applicable to shares held directly with the Fund and shares held through intermediaries, such as broker-dealers or plan administrators. The Funds will notify intermediaries of their obligation to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. Account Statements are also available online. In addition, you will also receive account statements:

- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);


-  after any change of name or address of the registered owner(s).


ABN AMRO Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, ABN AMRO Funds combines mailings for multiple accounts going to a single household by delivering Fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.


DISTRIBUTIONS


The Funds distribute income dividends and capital gains. Income dividends represent the earnings from a Fund's investments; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.


DIVIDENDS

Both Funds will pay and declare dividends quarterly and generally distribute capital gains at least once a year in December.


DIVIDEND REINVESTMENTS

Investors may have their dividends reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends mailed to you by choosing this option on your account application.


UNCASHED CHECKS
Checks should be cashed upon receipt, as we will not pay interest on uncashed checks.

ADDITIONAL INVESTOR SERVICES

ABN AMRO FUNDS WEB SITE
ABN AMRO Funds maintains a Web site located at http://www.abnamrofunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds' NAVs through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Investor Services Associates will ask a series of questions to verify your identity and assign a temporary PIN that will allow you to log onto "Account Access" on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

ABN AMRO Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. Under policies established by the Board of Trustees, there may be times when a Fund may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Funds consider a broker-dealer's reliability, the availability of research, the quality of its execution services and its financial condition.

DISTRIBUTION SERVICES


The Advisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds for various services out of their own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the ABN AMRO family of funds, including within the same intermediary, and across intermediaries.

Dividends, Distributions and Taxes


Certain tax considerations may apply to your investment in a Fund. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.


TAXES

For federal income tax purposes:



- The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.



- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.


- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income. Gains and losses from the sale of foreign currency can increase or decrease ordinary income dividends.


- Distributions of "qualified dividend income" (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other non-corporate investors in the Fund at rates applicable to long-term capital gains, provided certain holding period requirements contained in the Internal Revenue Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund.



- Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of a Fund.



- When you sell or exchange shares in a non-retirement account, it is considered a current year taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss may generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.



- If you do not provide the ABN AMRO Funds with the complete and correct taxpayer identification information and required certification or if the IRS so notifies us, you may be subject to backup withholding tax on distributions and redemption proceeds.



- If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."


If the Fund qualifies and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may be able to claim an offsetting credit or deduction.

Financial Highlights


The Fund's Class I Shares are new and do not have an operating history. Information for the Fund's Class I Shares will be included in the Fund's next annual or semi-annual report.

General Information

If you wish to know more about ABN AMRO Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive a semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI, which is incorporated into this prospectus by reference and dated
      , 2005, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.


HOW TO OBTAIN REPORTS


CONTACTING ABN AMRO FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:    ABN AMRO Funds
            P.O. Box 9765
            Providence, RI 02940

Phone:      Shareholder Services &         800 992-8151
            Fund Literature
            Investment Advisor Services    800 597-9704

Web site:   www.abnamrofunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR Database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

       ABN AMRO Funds
       P.O. Box 9765
       Providence, RI 02940


                                                                   ABN-I-REVL-05

                                 ABN AMRO FUNDS


                                 CLASS I SHARES

                              ABN AMRO Value Fund
                           ABN AMRO Real Estate Fund



                 (Each a "Fund" and collectively, the "Funds")





                       STATEMENT OF ADDITIONAL INFORMATION


                                  _______, 2005



      This Statement of Additional Information dated _______, 2005 ("SAI") provides supplementary information pertaining to shares representing interests in Class I shares of ABN AMRO Value Fund and ABN AMRO Real Estate Fund, two of twenty-four currently available investment portfolios of ABN AMRO Funds, formerly known as Alleghany Funds (the "Trust").



      This Statement of Additional Information is not a Prospectus and should be read only in conjunction with each Fund's current Prospectus dated _______, 2005, as amended or supplemented from time to time. No investment in the Funds should be made without first reading the Prospectus.



      This SAI is incorporated by reference to the Prospectus.



      You may obtain a Prospectus at no charge by contacting the Trust at ABN AMRO FUNDS, P.O. BOX 9765, PROVIDENCE, RI 02940 OR 800-992-8151.

                               TABLE OF CONTENTS


THE FUNDS....................................................................................................   1

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS..................................................     1

INVESTMENT RESTRICTIONS....................................................................................    31

NON-FUNDAMENTAL INVESTMENT POLICIES........................................................................    33

TRUSTEES AND OFFICERS OF THE TRUST.........................................................................    34

PROXY VOTING POLICIES AND PROCEDURES.......................................................................    41

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................................................    42

INVESTMENT ADVISORY AND OTHER SERVICES.....................................................................    43

                        The Investment Adviser.............................................................    43

                        The Sub-Adviser....................................................................    46

                        The Administrator..................................................................    48

                        The Sub-Administrator..............................................................    49

                        Sub-Administration Fees............................................................    50

                        The Distributor....................................................................    50

                        Redemption Fees....................................................................    51

                        Custodian..........................................................................    51

                        Transfer Agent and Dividend Paying Agent...........................................    52

                        Counsel and Independent Registered Public Accounting Firm..........................    52

BROKERAGE ALLOCATION AND OTHER PRACTICES...................................................................    52

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...........................................................    52

DISCLOSURE OF PORTFOLIO HOLDINGS...........................................................................    56

DESCRIPTION OF SHARES......................................................................................    58

NET ASSET VALUE............................................................................................    60

REDEMPTIONS-IN-KIND........................................................................................    62

DIVIDENDS .................................................................................................    62

FEDERAL INCOME TAXES.......................................................................................    62

PERFORMANCE INFORMATION....................................................................................    66

FINANCIAL STATEMENTS.......................................................................................    67

OTHER INFORMATION..........................................................................................    67

APPENDIX A.................................................................................................   A-1

APPENDIX B.................................................................................................   B-1

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   THE FUNDS


            ABN AMRO Funds (the "Trust"), 161 North Clark Street, Chicago, Illinois 60601-3294, is an open-end management investment company. ABN AMRO Value Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), and ABN AMRO Real Estate Fund is classified as non-diversified. Each Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993. Prior to September 24, 2001, the Trust was known as the "Alleghany Funds."


            INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS


      The following supplements the information contained in the Prospectus concerning the investment objectives, strategies and risks of investing in the Funds. Except as otherwise stated below or in the Prospectus, a Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in "Investment Restrictions" are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.


AMERICAN DEPOSITARY RECEIPTS ("ADRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

      ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

      Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.

BELOW INVESTMENT-GRADE (HIGH YIELD) DEBT SECURITIES

      Fixed income securities rated Ba or lower by Moody's Investor Service ("Moody's") or BB or lower by Standard & Poor's ("S&P"), frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share.

      In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

      The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

      YOUTH AND GROWTH OF LOWER-RATED SECURITIES MARKET - An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of a Fund which holds these securities.

      SENSITIVITY TO ECONOMIC AND INTEREST RATE CHANGES - The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund's net asset values.

      LIQUIDITY AND VALUATION - To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund's valuation of the obligation and the price it could obtain upon its disposition could differ.

      CREDIT RATINGS - The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Investment Adviser or Sub- Adviser also performs its own analysis of issuers in selecting investments for a Fund. The Investment Adviser or Sub- Adviser's analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

      YIELDS AND RATINGS - The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

BORROWING

      A Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in "Investment Restrictions." Any policy under "Investment Restrictions" which contradicts policies described in this paragraph governs that applicable Fund's policy on borrowing. A Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. A Fund may not mortgage, pledge or hypothecate any assets, except that each Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of a Fund. A Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS

      CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. CMOs, REMICs and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs," will be considered as adjustable-rate mortgage securities ("ARMs") by a Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

      REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

      Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. These Funds will not invest in subordinated privately issued CMOs.

      RESETS - The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

      CAPS AND FLOORS - The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CONVERTIBLE SECURITIES

      Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

DERIVATIVE INVESTMENTS

      The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and a Fund's overall portfolio.


      Each Fund permitted the use of derivatives may engage in such practices for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in the Prospectus. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Adviser or Sub-Adviser to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to a Fund's other portfolio investments.

      Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Adviser or Sub-Adviser will not exceed 20% of total assets for any Fund; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. The types of derivative securities in which certain Funds are permitted to invest include, but are not limited to, forward commitments, futures contracts, options, and swap agreements. Their respective policies and risks are described in this section. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

DOLLAR ROLLS

      Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A Fund will segregate cash or liquid securities in an amount at least equal to the dollar roll transaction. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that a Fund is required to repurchase may be worth less than the security that a Fund originally held.

EQUITY SECURITIES

      Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. The following describes various types of equity securities in which the Funds invest.

      Common Stocks

      Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

      Preferred Stocks

      Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.

      Warrants and Rights

      Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

      Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

      Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

      A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

      The following describes various types of fixed income securities in which a Fund may invest.

      Treasury Securities

      Treasury securities are direct obligations of the federal government of the U.S.. Treasury securities are generally regarded as having the lowest credit risks.

      Agency Securities

      Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The U.S. supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

      The Funds treat mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

      Corporate Debt Securities

      Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

      In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

      Commercial Paper


      Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.


      Demand Instruments

      Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

      Pooled Vehicles


      The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Funds will incur transaction costs associated with such products and may be subject to credit risk of the sponsoring entity.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


      Many international equity securities in which a Fund may invest will be traded in foreign currencies. These Funds may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, a Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A Fund may use such securities for hedging purposes only. No Fund will engage in such investments purely for speculative purposes.

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, a Fund will segregate cash or liquid securities at least in an amount equal to the contract. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.


      A Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Investment Adviser or Sub-Adviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

FOREIGN SECURITIES


      Foreign securities are described below. For country allocations, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues or in which a significant portion of its goods or services are produced. Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest, dividends or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of the Fund's investment in companies in those countries. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.


      Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund's ability to effectively hedge its investments in such markets if it chose to do so.

      Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

      The settlement systems in certain emerging markets, including Asian and Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to a Fund investing in emerging market securities.

      Certain risks associated with international investments and investing in smaller, developing markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and a Fund, as well as the value of securities in a Fund's portfolio.

      In making investment decisions for a Fund, the Investment Adviser or Sub-Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Investment Adviser's or Sub-Adviser's decisions regarding these risks may not be correct or prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.

      Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.


FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS


      A Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Investment Adviser or Sub-Adviser deems it appropriate to do so.

      A Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. A Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.


      When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of a Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, a Fund will segregate the portfolio securities while the commitment is outstanding. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.



      These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.





FUTURES CONTRACTS


      Futures contracts are generally considered to be derivative securities. Each Fund may use futures contracts and options on futures contracts for hedging purposes or to maintain liquidity or as otherwise provided in the Prospectus. The Trust has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Trust is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates.

      At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.


      Gain derived by a Fund from the use of such instruments generally will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by a Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.


      A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      A Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

      A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

      A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

      With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

      Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

      If a put or call option which a Fund has written is exercised, a Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for federal tax purposes will be considered a "short sale." For example, a Fund will purchase a put option on a futures contract to hedge a Fund's portfolio against the risk of rising interest rates.

      To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, a Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

      Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decision, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes.

      Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

ILLIQUID SECURITIES


      A Fund may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.


INVESTMENT COMPANY SHARES


      Investments by the Funds in other investment companies, including closed-end funds and exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to a Fund's own fees and expenses. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. A Fund is permitted to invest in shares of ABN AMRO Money Market Funds for cash management purposes, provided that the Investment Adviser or Sub-Adviser and any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.


      It is the position of the staff of the SEC that certain nongovernmental issuers of CMOs and REMICs constitute investment companies under the 1940 Act, and therefore either (a) investments in such instruments are subject to the limitations under the 1940 Act above or (b) the issuers of such instruments have been granted orders from the SEC exempting such instruments from the definition of investment company.

MONEY MARKET INSTRUMENTS

      Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments and master demand notes. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

      Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

      Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser or Sub-Adviser believes that the credit risk with respect to the investment is minimal.

      Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

      Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

      Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

      BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

      COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

      EURODOLLAR CERTIFICATES OF DEPOSIT - A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.


      FOREIGN BANKERS' ACCEPTANCES - Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.



      FOREIGN COMMERCIAL PAPER - Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, issued directly by a foreign firm in the U.S. or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P")) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.


      LOAN PARTICIPATIONS - Loan participations ("LPs") are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

      The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, a Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the Investment Adviser, they cannot be sold within seven days.

      VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS - With respect to the variable- and floating-rate instruments that may be acquired by a Fund, the Investment Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

      The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.





      STRIPS - Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Investment Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Investment Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.


      YANKEE CERTIFICATES OF DEPOSIT - Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches that are located in the U.S., typically in New York. These CDs are treated as domestic securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

      The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie

Mae and the full faith and credit of the U.S. government. Securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

      Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

      Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, a Fund may be unable to reinvest such funds in securities that offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage Securities" described below).

      For federal income tax purposes other than diversification under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), mortgage-backed securities are not considered to be separate securities but rather a beneficial ownership in "grantor trusts," conveying to the holder an individual interest in each of the mortgages constituting the pool.


      The mortgage securities which are issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less Ginnie Mae's, Freddie Mac (formerly known as the Federal Home Loan Mortgage Corp.)'s or Fannie Mae's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the Fund).


      Certain Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's quality standards. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the Investment Adviser or Sub-Adviser determines that the securities meet a Fund's quality standards.

      OTHER MORTGAGE-BACKED SECURITIES - The Investment Adviser or Sub-Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser or Sub-Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      GENERAL RISKS OF MORTGAGE SECURITIES - The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

      A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of a Fund because the value of the mortgage-backed securities held by a Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

      In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

      With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

MUNICIPAL SECURITIES

      Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.


      A Fund's investments in any of the notes described above is limited to those obligations (i) rated in the highest two rating categories by a nationally recognized statistical rating organization ("NRSRO") or (ii) if not rated, of equivalent quality in the Investment Adviser's judgment.


      Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by the Investment Adviser to have essentially the same characteristics and quality as bonds rated in the above rating categories. If permitted by a Fund's investment policies, the Investment Adviser or Sub-Adviser, as applicable, may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

OPTIONS


      A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in the Prospectus or in this Statement of Additional Information, a Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by a Fund for such options. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to a Fund's total return. A Fund may lose potential market appreciation if the judgment of its Investment Adviser or Sub-Investment Adviser is incorrect with respect to interest rates, security prices or the movement of indices.

      An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

      Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

      A Fund may use options traded on U.S. exchanges, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

      These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

      A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.


      A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by a Fund's custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.


      A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.

      There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.


      PURCHASING CALL OPTIONS - Except as otherwise provided in a the Prospectus or in this Statement of Additional Information, each Fund may purchase call options to the extent that premiums paid by a Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, a Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.


      Following the purchase of a call option, a Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

      Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which event a Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

      COVERED CALL WRITING - A Fund may write covered call options from time to time on such portions of their portfolios, without limit, as the Investment Adviser or Sub-Investment Adviser determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that a Fund receives a premium that is additional income. However, if the security rises in value, a Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

      A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.


      PURCHASING PUT OPTIONS - A Fund may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in the Prospectus or in this Statement of Additional Information, with regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by a Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by the Fund for not more than one year as of the date of the short sale or were acquired by the Fund after the short sale and on or before the closing date of the short sale.


      A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

      A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

      WRITING PUT OPTIONS - A Fund may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its custodian or fund accounting agent, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the Investment Adviser or Sub-Investment Adviser wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

      Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, a Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

      FOREIGN CURRENCY OPTIONS - A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

REAL ESTATE INVESTMENT TRUSTS (REITS)

      REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the debt securities in which a Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but will effect a Fund's net asset value.

REPURCHASE AGREEMENTS

      A Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from a Fund at a later date at a fixed price. Repurchase agreements will be fully collateralized by securities in which a Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

      The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund under the 1940 Act.

      The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Adviser or Sub-Investment Adviser. The Investment Adviser or Sub-Investment Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.


      A Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.


RESTRICTED SECURITIES


      Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act.


REVERSE REPURCHASE AGREEMENTS


      Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in the Prospectus and this Statement of Additional Information include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase such securities.


RULE 144A SECURITIES

      A Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser or Sub-Adviser, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

      A Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.

      Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the Investment Adviser of the borrower's financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

SHORT SALES

      Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

      A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

SHORT-TERM TRADING

      Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

STRIPPED MORTGAGE SECURITIES

      A Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A Fund will only invest in government-backed mortgage securities. The Investment Adviser or Sub-Adviser will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories ("Aaa" or "AAA" by Moody's or S&P, respectively).

      Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed. Accordingly, certain of these securities may generally be illiquid. A Fund will treat stripped mortgage securities as illiquid securities except for those securities which are issued by U.S. government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the Investment Adviser or Sub-Adviser, subject to the supervision of the Board of Trustees. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

SWAP AGREEMENTS

      The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or the seller in the transaction. If A Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if a Fund had invested in the reference obligation directly.

      Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to limit any potential leveraging of the Fund's portfolio. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.


      Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. Except as otherwise indicated in the Prospectus or in this Statement of Additional Information, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code, may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY DEFENSIVE POSITIONING


      The investments and strategies described throughout the Prospectus are those the Investment Advisers and Sub-Advisers intend to use under normal market conditions. When the Investment Adviser or Sub-Adviser determines that market conditions warrant, a Fund may invest up to 100% of its assets in money market instruments other than those described under Principal Investment Strategies, or hold U.S. dollars. When a Fund is investing for temporary, defensive purposes, it is not pursuing its investment goal.


UNIT INVESTMENT TRUSTS ("UIT")

      A UIT is a type of investment company. Investments in UITs are subject to regulations limiting a Fund's acquisition of investment company securities. Standard and Poor's Depositary Receipts ("SPDRs"), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor's 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor's MidCap 400 Index, respectively.

      The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

      Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

ZERO COUPON BONDS

      Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

      Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of a Fund as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

OTHER INVESTMENTS

      The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

                            INVESTMENT RESTRICTIONS

      The investment objectives of each Fund and investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.


      Each Fund may not:


            (1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;


            (2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund, except for ABN AMRO Real Estate Fund, which will have a concentration in the real estate sector;


            (3) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

            (4) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described below or as permitted by rule, regulation or order of the SEC.



            (5) Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.



            (6) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.




      ABN AMRO Value may not:

            (7) Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

            For purposes of ABN AMRO Real Estate Fund's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, master limited partnerships that are treated as corporations for federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.


      The Funds may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.






      ABN AMRO Real Estate Fund, has a policy to invest, under normal circumstances, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in certain investments as described in the Prospectus. Shareholders of the Fund will be given at least 60 days' notice of any changes to this policy.

                       TRUSTEES AND OFFICERS OF THE TRUST




      Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


                                TERM                                            NUMBER
                                 OF                                              OF
                              OFFICE(1)                                       PORTFOLIOS
                                AND                                             IN FUND
                               LENGTH                                           COMPLEX
                                 OF                                             OVERSEEN       OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       TIME      PRINCIPAL OCCUPATION(S) DURING          BY           DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST      SERVED             PAST FIVE YEARS                TRUSTEE             TRUSTEE
   ----------------------      ------          ----------------------           -------             ---------
DISINTERESTED TRUSTEES

Leonard F. Amari              11 years   Partner at the law offices of             24       Director, United Community
c/o 161 North Clark Street               Amari & Locallo, a practice with                   Bank of Lisle; Director,
Chicago, IL  60601                       exclusive concentration in real                    Delaware Place Bank;
Age: 63                                  estate taxation and related                        Trustee, John Marshall Law
Trustee                                  areas, since 1987; Special                         School.
                                         Assistant Attorney General since
                                         1986.

Robert A. Kushner              5 years   Retired. Vice President,                  24       Director, Forward-Shady
c/o 161 North Clark Street               Secretary and General Counsel at                   Housing (HUD low-income
Chicago, IL  60601                       Cyclops Industries, Inc.,                          housing; Trustee, Hebrew
Age: 69                                  1976-1992.                                         Free Loan Society (loans
Trustee                                                                                     to low-income individuals).

Gregory T. Mutz               11 years   CEO of AMLI Residential                   24       Chairman of the Board of
c/o 161 North Clark Street               Properties Trust (NYSE: AML) (a                    AMLI Residential
Chicago, IL  60601                       Multifamily REIT), a successor                     Properties Trust; Director
Age: 59                                  company to AMLI Realty Co. since                   of Abt Associates Inc.
Lead Independent Trustee                 2004; Chairman of AMLI Residential                 (agribusiness); Director
                                         Properties since 1994; Vice Chairman               of Alico, Inc.
                                         of UICI (NYSE: UCI) (an insurance                  (agribusiness).
                                         holding company) from 2003-2004;
                                         President and CEO of UICI from
                                         1999-2003; Chairman of Academic
                                         Management Services Corp. (a
                                         student loans and finance
                                         company) from 2000-2003.

Robert B. Scherer              5 years   President of The Rockridge Group,         24       Director, Title
c/o 161 North Clark Street               Ltd., (title insurance industry                    Reinsurance Company
Chicago, IL  60601                       consulting services) since 1994.                   (insurance for title
Age: 63                                                                                     agents).
Trustee

Nathan Shapiro                11 years   President of SF Investments, Inc.         24       Director, Baldwin & Lyons,
c/o 161 North Clark Street               (broker/dealer and investment                      Inc. (property and
Chicago, IL  60601                       banking firm) since 1971.                          casualty insurance firm).
Age: 69
Trustee

                                TERM                                             NUMBER
                                 OF                                                OF
                              OFFICE(1)                                        PORTFOLIOS
                                AND                                             IN FUND
                               LENGTH                                           COMPLEX
                                 OF                                             OVERSEEN        OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       TIME      PRINCIPAL OCCUPATION(S) DURING           BY          DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST      SERVED             PAST FIVE YEARS                TRUSTEE             TRUSTEE
   ----------------------      ------          ----------------------           -------             -------

Denis Springer                 5 years   Retired. Senior Vice President            24       None.
c/o 161 North Clark Street               and Chief Financial Officer of
Chicago, IL  60601                       Burlington Northern Santa Fe
Age: 59                                  Corp. (railroad), 1995-1999.
Trustee

INTERESTED TRUSTEES(2)

Stuart D. Bilton, CFA         11 years   Vice Chairman of ABN AMRO Asset           24       Director, Baldwin & Lyons,
c/o 161 North Clark Street               Management Holdings, Inc.;                         Inc. (property and
Chicago, IL  60601                       President and Chief Executive                      casualty insurance firm);
Age: 58                                  Officer of ABN AMRO Asset                          Director, Veredus Asset Management
Chairman, Board of Trustees              Management Holdings, Inc. from                     LLC; Director, TAMRO Capital
                                         2001-2003; President of Alleghany                  Partners LLC; Director, River Road
                                         Asset Management, Inc. from                        Asset Management, LLC.
                                         1996-2001 (purchased by ABN AMRO
                                         in February 2001).

Julian Ide                    Since      Global Head of Funds Distributor          24       N/A
c/o 161 North Clark Street   March 17,   of ABN AMRO Asset Management
Chicago, IL  60601             2005      since 2003; Managing Director of
Age: 42                                  European Retail Business of
Trustee                                  Schroder Investment Management
                                         International Limited from 2001
                                         to 2002; Chief Executive, UK
                                         Retail of Merrill Lynch
                                         Investment Managers from 2000 to
                                         2001; Managing Director and Head
                                         of Distributor Sales, Merrill
                                         Lynch Investment Managers from
                                         1998 to 2000.

                                                                               NUMBER
                               TERM OF                                          OF
                              OFFICE(1)                                      PORTFOLIOS
                                AND                                            IN FUND
                               LENGTH                                         COMPLEX
                                 OF                                           OVERSEEN         OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       TIME           PRINCIPAL OCCUPATION(S)           BY           DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST      SERVED          DURING PAST FIVE YEARS         TRUSTEE                TRUSTEE
   ----------------------      ------          ----------------------         -------                -------
OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson           11 years   President and Chief Executive          N/A                  N/A
c/o 161 North Clark Street               Officer of ABN AMRO Investment
Chicago, IL  60601                       Fund Services, Inc. (formerly
Age: 41                                  known as Alleghany Investment
President (Chief Executive               Services, Inc.) since 1995;
Officer)                                 Executive Vice President of ABN
                                         AMRO Asset Management (USA) LLC
                                         since 2001; Director, ABN AMRO
                                         Trust Services Company since
                                         2001; Director, TAMRO Capital
                                         Partners LLC and Veredus Asset
                                         Management LLC since 2001;
                                         Officer of the Trust since
                                         1993; CPA.

Gerald F. Dillenburg           8 years   Senior Managing Director ("SMD")       N/A                  N/A
c/o 161 North Clark Street               of ABN AMRO Investment Fund
Chicago, IL  60601                       Services, Inc. (formerly known as
Age: 38                                  Alleghany Investment Services,
Senior Vice President,                   Inc.) since 1996; SMD of ABN AMRO
Secretary and Treasurer                  Asset Management Holdings, Inc.,
(Chief Financial Officer,                ABN AMRO Asset Management (USA)
Chief Operating Officer and              LLC and ABN AMRO Asset
Chief Compliance Officer)                Management, Inc. (formerly known
                                         as Chicago Capital Management,
                                         Inc.) since 2001; Operations
                                         manager and compliance officer of
                                         all mutual funds since 1996; CPA.

William Long                   3 years   Vice President of Montag &             N/A                  N/A
c/o 161 North Clark Street               Caldwell, Inc., since 2000;
Chicago, IL  60601                       former Vice President and
Age: 43                                  Director of Sales for First
Vice President                           Capital Group, First Union
                                         National Bank, 1996-2000.



-------------


(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.


(2) "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Ide are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' Investment Adviser.

      The Board of Trustees has established an Audit Committee consisting of five members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Shapiro, Kushner and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent registered public accounting firm and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended October 31, 2004.

      The Trustees have also established a Nominating and Governance Committee consisting of five members, including a Chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Shapiro, Scherer, Kushner and Springer. The Nominating and Governance Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust's Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2004.

      The Trustees have also established a Valuation Committee consisting of at least one Independent Trustee, an Officer of the Trust and the Portfolio Manager of the relevant Fund or an appropriate designee of the Investment Adviser. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Shapiro and Springer. The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2004.

      Set forth in the table below is the dollar range of equity securities held in each Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current trustee at December 31, 2004.





                                                                                      AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES
                                                                                         IN ALL REGISTERED
                                                                                       INVESTMENT COMPANIES
                                                                                      OVERSEEN BY TRUSTEE IN
                                                                                       FAMILY OF INVESTMENT
    NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                COMPANIES
    ---------------            ----------------------------------------------         -----------------------
DISINTERESTED TRUSTEES
----------------------
Leonard F. Amari               None                                                       Over $100,000

Robert Kushner                 None                                                       Over $100,000

Gregory T. Mutz                None                                                       Over $100,000

Robert Scherer                 None                                                       Over $100,000

Nathan Shapiro                 None                                                       Over $100,000

Denis Springer                 None                                                       Over $100,000

INTERESTED TRUSTEES

Stuart Bilton                  None                                                       Over $100,000

Julian Ide                     None                                                       None



FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS.

         The 1940 Act requires that the investment advisory agreements between the Investment Adviser and the Trust, on behalf of the Funds, and the sub-advisory agreement between the Sub-Adviser and the Investment Adviser, on behalf of ABN AMRO Value Fund, be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. On December 16, 2004, the Board of Trustees, including all the Independent Trustees, determined that the terms of the investment advisory and sub-advisory agreements are fair and reasonable and approved the continuance of the investment advisory and sub-advisory agreements as being in the best interests of the Funds. The Board of Trustees, including all the Independent Trustees, believes that the current investment advisory and sub-advisory agreements enable the Funds to enjoy high quality investment advisory services at costs that are deemed appropriate, reasonable and in the best interests of the Trust and its shareholders. In making such determinations, the Board of Trustees, including all the Independent Trustees, considered materials received specifically relating to the renewal of the investment advisory and sub-advisory agreements as well as information received periodically regarding the performance of the Investment Adviser and Sub-Adviser and the operations of the Funds. The Independent Trustees met separately from the "interested" Trustees of the Trust and all officers, directors and employees of the Investment Adviser or its affiliates to consider continuance of these agreements and were assisted by independent legal counsel in their considerations.

         In evaluating the investment advisory and sub-advisory agreements for each Fund, as applicable, the Board of Trustees reviewed materials furnished by the Investment Adviser and Sub-Adviser, including information regarding the Investment Adviser or Sub-Adviser, its affiliates and personnel, its operations and financial condition. Among other information, the Board of Trustees reviewed information regarding: (1) the nature, extent and quality of the services provided to the Funds, including information on both the short-term and long-term investment performance of each Fund and comparisons to a relevant peer group of funds and an appropriate index, as well as information regarding the personnel involved in the investment process and the record of compliance with each Fund's investment policies and restrictions and with each Fund's policies and restrictions on personal securities transactions; (2) the advisory fees charged and total expense ratios of the Funds compared to a relevant peer group of funds; (3) sub-advisory fees paid by the Investment Adviser and fees waived or expenses reimbursed by the Investment Adviser; (4) the Investment Adviser's financial condition and the profitability to the Investment Adviser of its relationship with the Funds; (5) the allocation of each Fund's brokerage, if any, including the use of "soft" commission dollars to pay for research and brokerage services; (6) revenue sharing payments made by the Investment Adviser; and (7) other benefits received by affiliates of the Investment Adviser from its relationship with the Fund.

         In considering the investment advisory and sub-advisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the investment advisory and sub-advisory agreements were the following:

         BENEFITS TO SHAREHOLDERS. The Board of Trustees considered the benefit to shareholders of investing in a Fund that is part of a larger complex of funds offering a wide variety of investment objectives and strategies. The Board of Trustees also considered the benefit to shareholders of a long-term relationship with a capable and conscientious adviser.

         INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees considered whether each Fund has operated within its investment objective and its record of compliance with its investment restrictions. The Board of Trustees concluded that each Fund was managed consistently with its investment objectives and policies as disclosed to shareholders. It also reviewed each Fund's investment performance, and reviewed that performance as compared to a relevant peer group of mutual funds and an appropriate index.

         INVESTMENT ADVISER'S PERSONNEL AND METHODS. The Board of Trustees meets at least annually with representatives of the portfolio management team for each Fund and discusses the portfolio managers' approach to managing the Fund. The Board also discusses with senior management of the Investment Adviser the adequacy of resources and the background and quality of the investment management team.

         EXPENSE. The Board of Trustees considered each Fund's expense ratio, and the expense ratios of a peer group of funds. It also considered the investment advisory fee paid by each Fund and the fees waived or expenses reimbursed by the Investment Adviser. The Board of Trustees also considered the advisory or sub-advisory fees charged by the Investment Adviser to other investment company clients, but noted that in many cases the services provided were not comparable.



         COSTS AND PROFITABILITY. The Board of Trustees considered various financial statements for the Investment Adviser as well as gross and net advisory fees received by the Investment Adviser for each Fund. The Board of Trustees also reviewed the pre-tax profit for each Investment Adviser along with statistics on the portion of the adviser's business associated with the Funds. The Board considered that the Investment Adviser must be able to compensate its employees at competitive rates in order to attract and retain high quality personnel to provide high quality services to the Funds.



         ECONOMIES OF SCALE. The Board of Trustees considered whether the Funds have appropriately benefited from any economies of scale. The Board of Trustees considered the size of the Funds, any breakpoints in fees, and the nature of the asset class and any capacity limits. The Board of Trustees concluded that any economies of scale are being shared between Fund shareholders and the Investment Adviser in an appropriate manner.



         OTHER BENEFITS TO THE INVESTMENT ADVISER. The Board of Trustees also considered the nature and amount of fees paid by each Fund for services provided by affiliates of the Investment Adviser for administration services. The Board of Trustees also considered payments under Rule 12b-1 plans and benefits to the Investment Adviser and Sub-Adviser from the use of "soft" commission dollars to pay for research and brokerage services.



         CONCLUSION. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board of Trustees, including all the Independent Trustees, concluded that the existing advisory fee structures were fair and reasonable, and that the existing investment advisory and sub-advisory agreements should be approved for continuance.




         REMUNERATION. The Trustees of the Trust who are not affiliated with the Investment Adviser receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. The Trustees receive $5,000 for each regular Board Meeting attended and an annual retainer of $25,000. The Trustees also receive $1,000 per special telephonic board meeting and $250 per Pricing Committee meeting. Members of the Audit Committee receive an annual retainer of $7,500 and members of the Nominating and Governance Committee receive an annual retainer of $2,500. The Chairman of the Audit Committee receives an additional $10,000 per year and the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year. The Lead Independent Trustee receives an additional $20,000 per year. No officer or employee of the Investment Adviser, or its affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Chief Compliance Officer of the Trust has a portion of his/her compensation paid by the Funds.

      The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2004. There were no `compensated persons' who received more than $60,000 in aggregate compensation from the Trust.


                                                       PENSION OR
                                  AGGREGATE            RETIREMENT            ESTIMATED              TOTAL
                                 COMPENSATION       BENEFITS ACCRUED           ANNUAL           COMPENSATION
                                RECEIVED FROM       (AS PART OF FUND       BENEFITS UPON       FROM TRUST AND
        TRUSTEE                   THE TRUST             EXPENSES)            RETIREMENT         FUND COMPLEX
        -------                   ---------             ---------            ----------         ------------
DISINTERESTED TRUSTEES
Leonard F. Amari                  $  33,750                N/A                  N/A               $ 33,750
Robert A. Kushner                    33,750                N/A                  N/A                 33,750
Gregory T. Mutz                      33,750                N/A                  N/A                 33,750
Robert B. Scherer                    38,750                N/A                  N/A                 38,750
Nathan Shapiro                       33,750                N/A                  N/A                 33,750
Denis Springer                       33,750                N/A                  N/A                 33,750

INTERESTED TRUSTEE
Stuart D. Bilton                          0                N/A                  N/A                      0
Julian Ide                              N/A                N/A                  N/A                    N/A



------------


(1) Mr. Julian Ide joined the Board of Trustees on March 17, 2005.



      As of _________ 2005, the Trustees and officers of the Trust as a group [owned less than 1%] of the outstanding shares of any class of each Fund.


CODE OF ETHICS


      The Trust, Investment Adviser, Sub-Adviser and principal underwriter have each adopted a code of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.


                      PROXY VOTING POLICIES AND PROCEDURES


      The Trust has delegated the voting of portfolio securities to the Investment Adviser and Sub-Adviser on behalf of the Funds. The Investment Adviser and Sub-Adviser have each adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund's shareholders and those of the applicable Investment Adviser or Sub-Adviser. Copies of the Proxy Voting Policies and Procedures are included under Appendix B.




      Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's Web site at www.abnamrofunds.com and on the SEC's Web site at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      Listed below are the names and addresses of those shareholders who, as of _________ 2005, owned of record or beneficially 5% or more of the shares of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.










                               ABN AMRO VALUE FUND


                                                                         PERCENTAGE OWNED      RECORD OR BENEFICIAL
           SHAREHOLDER NAME AND ADDRESS                    CLASS                (%)                  OWNERSHIP
           ----------------------------                    -----                ---                  ---------
LaSalle National Bank                                     Class N               %                      Record
     as Trustee
     P.O. Box 1443
     Chicago, IL 60690-1443

Wachovia Bank FBO                                         Class N               %                      Record
     Various Retirement Plans
     1525 West WT Harris Blvd
     Charlotte, NC 28288-1151






                            ABN AMRO REAL ESTATE FUND



                                                                 PERCENTAGE        RECORD OR BENEFICIAL
      SHAREHOLDER NAME AND ADDRESS                 CLASS          OWNED (%)             OWNERSHIP
      ----------------------------                 -----          ---------             ---------
LaSalle Bank NA                                    Class N            %                   Record
      P.O. Box 1443
      Chicago, IL 60690-1433

First Union National Bank FBO                      Class N            %                   Record
      Various Retirement Plans
      1525 West WT Harris Blvd
      Charlotte, NC 28288-1151

Mercer Trust Company TTEE                          Class N            %                   Record
      FBO ABN AMRO SEC LLC Savings
      Plan
      Investors Way
      Norwood, MA 02062

                     INVESTMENT ADVISORY AND OTHER SERVICES


THE INVESTMENT ADVISER

      The advisory services provided by the Investment Adviser of each Fund and the fees received by it for such services for the Fund's most recent fiscal year are described in the Prospectus.







      ABN AMRO Asset Management (USA) LLC ("ABN AMRO Asset Management"), 161 North Clark Street, Chicago, Illinois 60601, is the Investment Adviser to ABN AMRO Value Fund and ABN AMRO Real Estate Fund. ABN AMRO Asset Management is a direct, wholly-owned subsidiary of ABN AMRO Capital Markets Holding, Inc. The Administrator and ABN AMRO Asset Management are affiliated and under the common control of ABN AMRO Holding N.V.




      ABN AMRO Asset Management has entered into an Expense Limitation Agreement with the Trust, through February 28, 2007, for the Funds:



  FUND                                              CLASS I
  ----                                              -------
ABN AMRO Value Fund..........................         0.69%
ABN AMRO Real Estate Fund....................         1.12%


      Pursuant to an investment advisory agreement between each Fund and its Investment Adviser, currently each Fund pays its Investment Adviser a fee, payable monthly, at the annual rate shown below:


                                                            GROSS ADVISORY FEE
                FUND                               (AS A % OF AVERAGE DAILY NET ASSETS)
                ----                               ------------------------------------
ABN AMRO Value                                                     0.80%
ABN AMRO Real Estate                                               1.00%

      The investment advisory fees earned and waived by the Investment Adviser for each Fund for the last three fiscal years, as well as any fees waived or expenses reimbursed, are set forth below.






FISCAL YEAR ENDED OCTOBER 31, 2004


                                                      GROSS ADVISORY     WAIVED FEES AND
                                                      FEES EARNED BY       REIMBURSED     NET ADVISORY FEES
              FUND                                       ADVISOR            EXPENSES      AFTER FEE WAIVERS
              ----                                       -------            --------      -----------------
ABN AMRO Value Fund..............................         1,722,654           482,434           1,240,220
ABN AMRO Real Estate Fund........................           580,737            53,271             527,466


FISCAL YEAR ENDED OCTOBER 31, 2003


                                                       GROSS ADVISORY
                                                       FEES EARNED BY    WAIVED FEES AND       NET ADVISORY FEES
               FUND                                       ADVISERS     REIMBURSED EXPENSES     AFTER FEE WAIVERS
               ----                                       --------     -------------------     -----------------
ABN AMRO Value Fund...............................         1,305,112           403,658                901,454
ABN AMRO Real Estate Fund.........................           320,725            60,858                259,867





FISCAL YEAR ENDED OCTOBER 31, 2002


                                                   GROSS ADVISORY
                                                   FEES EARNED BY        WAIVED FEES AND       NET ADVISORY FEES
                     FUND                             ADVISERS         REIMBURSED EXPENSES     AFTER FEE WAIVERS
                     ----                             --------         -------------------     -----------------
ABN AMRO Value Fund.........................            933,732               273,280                 660,452
ABN AMRO Real Estate Fund...................            179,518                55,925                 123,593

      Under the Investment Advisory Agreements, the Investment Adviser of each Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.



      Each Investment Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Investment Adviser. The Investment Adviser may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Trust. Each Investment Advisory Agreement terminates automatically in the event of its assignment.



      Under each Investment Advisory Agreement, the Investment Adviser shall:
(i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Investment Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information.



      Prior to February 1, 2001, Alleghany Corporation was the parent company of Alleghany Asset Management, Inc., which was the parent company of the Investment Adviser. On October 18, 2000 ABN AMRO Holding N.V. and Alleghany Corporation announced that ABN AMRO had agreed to acquire Alleghany Asset Management, Inc., the parent company to the Investment Adviser. The transaction closed on February 1, 2001. The transaction constituted an assignment of the Funds' investment advisory agreements and sub-investment advisory agreement, which were approved by the Board of Trustees on November 21, 2000. The shareholders of the Trust approved the advisory and sub-advisory agreement at a meeting of shareholders held on January 17, 2001.

THE SUB-ADVISER





      ABN AMRO Asset Management, on behalf of the Trust, has entered into a sub-advisory agreement with MFS Institutional Advisors, Inc. ("MFS") on behalf of ABN AMRO Value Fund. MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which in turn is a wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.

      Under the Sub-Advisory Agreement, the Sub-Adviser manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Trustees of the Trust and the Investment Adviser. In addition, except as may otherwise be prohibited by law or regulation, the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

      For services provided and expenses incurred pursuant to its Sub-Advisory Agreement, MFS is entitled to receive a fee from the Investment Adviser equal to
0.40 of 1% per annum on the first $250 million of the Fund's average daily net assets; 0.35 of 1% per annum on the next $250 million of the Fund's average daily net assets; and 0.325 of 1% per annum on the Fund's average daily net assets over $500 million.

      For the fiscal years ended October 31, 2002, October 31, 2003, and October 31, 2004, ABN AMRO Asset Management paid MFS the following sub-advisory fees:



                                                    2002                 2003                 2004
                                             -----------------    -----------------    --------------------
                                             NET                  NET
                                             FEES        FEES     FEES        FEES     NET FEES       FEES
                  FUND                       PAID       WAIVED    PAID       WAIVED      PAID        WAIVED
                  ----                       ----       ------    ----       ------      ----        ------
ABN AMRO Value Fund...................      $465,109     $ --    $652,556     $ --      $861,327      $ --



      PORTFOLIO MANAGERS



      The table below shows, for the portfolio managers of each Fund, the number of other registered investment companies, pooled investment vehicles and other accounts managed and the total assets in the accounts as of ________, 2005.



      ABN AMRO VALUE FUND:



               REGISTERED INVESTMENT
                     COMPANIES         POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
              -----------------------  --------------------------  -----------------------
 PORTFOLIO    NUMBER OF                NUMBER OF                   NUMBER OF
  MANAGER     ACCOUNTS   TOTAL ASSETS  ACCOUNTS     TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
------------  ---------  ------------  ---------   --------------  ---------  ------------

Steve R.
Gorman, CFA

Katarina Mead,
CFA

Ann Marie
Costello




      ABN AMRO REAL ESTATE FUND:



               REGISTERED INVESTMENT
                     COMPANIES         POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
              -----------------------  --------------------------  -----------------------
 PORTFOLIO    NUMBER OF                NUMBER OF                   NUMBER OF
  MANAGER     ACCOUNTS   TOTAL ASSETS  ACCOUNTS     TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
------------  ---------  ------------  ---------   --------------  ---------  ------------
Nancy J.
Holland, CPA

Thomas
Trotman,
CFA



      Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including the Funds. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. The Investment Adviser and Sub-Adviser have each adopted policies and procedures that they believe address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.



      Compensation. As of ______, 2005, each portfolio manager receives
_________.

     Ownership of Securities. The table below shows the range of equity securities in each Fund beneficially owned by each portfolio manager as of , 2005:

         ABN AMRO VALUE FUND:

                                         DOLLAR RANGE OF
        NAME                      EQUITY SECURITIES IN THE FUND
-----------------------           -----------------------------
Steve R. Gorman, CFA
Katarina Mead, CFA
Ann Marie Costello

--------------------------------------------------------------------------------

         ABN AMRO REAL ESTATE FUND:

                                         DOLLAR RANGE OF
        NAME                      EQUITY SECURITIES IN THE FUND
-----------------------           -----------------------------
Nancy J. Holland, CPA
Thomas Trotman, CFA


THE ADMINISTRATOR


      As Administrator, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), formerly known as Alleghany Investment Services, 161 North Clark Street, Chicago, Illinois 60601, provides certain administrative services to the Trust pursuant to an Administration Agreement. PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and AAIFS pursuant to a Sub-Administration and Accounting Services Agreement. The Investment Adviser may pay certain fees to service providers at their own expense.


      Under the Administration Agreement, the Administrator is responsible for:
(1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.


      As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.


ADMINISTRATION FEES


PERCENTAGE            AVERAGE DAILY NET ASSETS (AGGREGATE)
----------            ------------------------------------
0.0490%                       Up to $7.4 billion
0.0465%                       Over $7.4 billion



      The Administrator also receives a monthly fee in the amount of $1,000 per fund.

      The following are the total fees paid to the Administrator by each Fund for the three most recent fiscal years:




                                                                ADMINISTRATIVE FEES
                            FUND                                FYE OCTOBER 31, 2004
                            ----                                --------------------
ABN AMRO Value Fund......................................              $ 116,694
ABN AMRO Real Estate Fund................................                 32,147



                                                                ADMINISTRATIVE FEES
                            FUND                                FYE OCTOBER 31, 2003
                            ----                                --------------------
ABN AMRO Value Fund......................................              $  90,080
ABN AMRO Real Estate Fund................................                 18,449






                                                                ADMINISTRATIVE FEES
                            FUND                                FYE OCTOBER 31, 2002
                            ----                                --------------------
ABN AMRO Value Fund......................................                $66,544
ABN AMRO Real Estate Fund................................                 11,046





THE SUB-ADMINISTRATOR

      PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and AAIFS pursuant to a Sub-Administration and Accounting Services Agreement. On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding shares of First Data Investor Services Group, Inc., the Funds' sub-administrator and transfer agent. As a result, First Data Investor Services Group, Inc. changed its name to PFPC Inc. and continues to be located at 4400 Computer Drive, Westborough, Massachusetts 01581.

      As Sub-Administrator, PFPC provides the Trust with sub-administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities.

Compensation for these services is paid under a Sub-Administrative and Accounting Services Agreement with the Administrator.

      As compensation for services performed under the Sub-Administration Agreement, the Sub-Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.

SUB-ADMINISTRATION FEES


PERCENTAGE              AVERAGE DAILY NET ASSETS (AGGREGATE)
----------              ------------------------------------
0.0255%                           Up to $7.4 billion
0.0230%                           Over $7.4 billion



The Sub-Administrator also receives a monthly fee in the amount of $1,000 per fund.


THE DISTRIBUTOR

      ABN AMRO Distribution Services (USA) Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated September 27, 2001 under which the Distributor sell shares of each Fund on a continuous basis. Prior to this, Provident Distributors, Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, served as the Trust's principal underwriter and distributor of the Funds' shares. The Distributor is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). Effective January 2, 2001, PFPC Distributors, an affiliate of the Sub-Administrator and Transfer Agent, acquired Provident Distributors, Inc. and continues to be located at the above address.

      The Distribution Agreement shall continue for an initial one-year term and thereafter shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

REDEMPTION FEES

      The Trust requests that banks, broker-dealers and other intermediaries holding omnibus accounts with a Fund impose redemption fees at the shareholder account level. However, the redemption fee may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker-wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the systems capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have, or do not report to the Funds, sufficient information to impose a redemption fee on their customers' accounts.

      In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into a Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a system's withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

      In addition to the circumstances noted in the preceding paragraph, the Funds' administrator may waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund and in accordance with the Funds' policies and procedures, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to deter short-term trading.

CUSTODIAN


      PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust's assets on behalf of each Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as Transfer Agent and Dividend Paying Agent for the Trust.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Vedder, Price, Kaufman & Kammholz, P.C., with offices at 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.


      Mayer, Brown Rowe & Maw LLP, with offices at 71 S. Wacker Drive, Chicago, Illinois 60606 serves as counsel to the Independent Trustees.


      Ernst & Young LLP, with offices at Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, is the Trust's independent registered public accounting firm.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      The Investment Adviser or Sub-Adviser are responsible for decisions to buy and sell securities for the Funds, for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the Investment Adviser or Sub-Adviser will follow the Trust's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.



      The Investment Adviser or Sub-Adviser attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if the Investment Adviser or Sub-Adviser, as appropriate, determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.



      It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Funds to their customers. However, the Investment Adviser or Sub-Adviser, as appropriate, does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

      The Investment Adviser or Sub-Adviser effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Investment Adviser or Sub-Adviser, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts. The Investment Adviser or Sub-Adviser will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Investment Adviser or Sub-Adviser, however, the results of such procedures will generally be in the best interest of each of the clients.



      Amounts spent on behalf of each Fund for brokerage commissions during each of the last three fiscal years are set forth below.

                                                              BROKERAGE COMMISSIONS
                           FUND                                FYE OCTOBER 31, 2004
                           ----                                --------------------
ABN AMRO Value Fund.....................................               214,700
ABN AMRO Real Estate Fund...............................                52,425



                                                              BROKERAGE COMMISSIONS
                           FUND                                FYE OCTOBER 31, 2003
                           ----                                --------------------
ABN AMRO Value Fund.....................................               315,890
ABN AMRO Real Estate Fund...............................                41,770









                                                              BROKERAGE COMMISSIONS
                           FUND                                FYE OCTOBER 31, 2002
                           ----                                --------------------
ABN AMRO Value Fund.....................................               277,042
ABN AMRO Real Estate Fund...............................                26,045





      The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Funds' Investment Adviser are brokers in the ABN AMRO International brokerage network. In addition, the Funds executed brokerage trades through SEI Financial Services Company, an affiliate of Rembrandt Financial Services Company and SEI Fund Resources, the Funds' former distributor and administrator, respectively. There were no brokerage commissions paid by the Funds to any affiliates of the Funds or the Adviser during the three most recent fiscal years.





      As of October 31, 2004, ABN AMRO Value Fund owned securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, with the following market values:



             BROKER DEALER                      MARKET VALUE
             -------------                      ------------
Bank of America                                 $  9,396,000
Citigroup                                       $  8,657,000
Merrill Lynch Pierce Fenner & Smith,            $  3,350,000
Inc.
J.P. Morgan Chase                               $  2,894,000

The Investment Adviser or its affiliates compensate many intermediaries that distribute and/or service investors in the Funds for various services ("Intermediaries") out of their own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments are in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing, if any. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and for sales of shares ("Additional Payments"). These Additional Payments made by the Investment Adviser or its affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and Intermediary investment professionals may have an added incentive to sell or recommend a fund or share class over others offered by competing fund families. The revenue sharing payments may differ for each fund within the ABN AMRO family of funds. In certain cases, the revenue sharing differs by fund within the same intermediary. For several funds, revenue sharing differs for the same fund across certain intermediaries.

A number of factors are considered in determining whether to make Additional Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the placing of a Fund on a preferred or recommended fund list, access to an Intermediary's personnel, and other factors. In addition to such payments, the Investment Adviser or its affiliates may offer other incentives, such as sponsorship of educational or client seminars.


PORTFOLIO TURNOVER


      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable federal income tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds.

A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxable as long-term capital gain. Net short-term capital gains of a Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable as ordinary income.


      The portfolio turnover rate for each Fund for its most recent fiscal period may be found under "FINANCIAL HIGHLIGHTS" in each Fund's Prospectus.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund's portfolio holdings as of the end of each calendar month are generally posted on the Funds' Web site, www.abnamrofunds.com, on or about the twentieth day after the month-end. Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.


The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Funds' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds' Custodian, pricing services, fund accountants, Investment Adviser, Sub-Adviser, Administrator,
Sub-Administrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or their duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site. A list of the entities that receive the Funds' portfolio holdings information prior to its public disclosure as well as the frequency and the lag time between the date of the information and the date it is disclosed to them is provided below:


               NAME                       FREQUENCY                  FUNDS                    LAG TIME
               ----                       ---------                  -----                    --------
WEEKLY SURVEYS:
iMoneyNet                                   Weekly             Money Market Funds               None
Standard & Poor's                           Weekly             Money Market Funds               None
Fitch, Inc.                                 Weekly         Institutional Prime Money            None
                                                                     Market

QUARTERLY SURVEYS:
Forbes                                    Quarterly                   All                     15 days
Investment Company Institute              Quarterly                   All                     15 days
Lipper                                    Quarterly                   All                     15 days
Morningstar, Inc.                         Quarterly                   All                     15 days

Standard & Poor's                         Quarterly                   All                     15 days
Value Line                                Quarterly                   All                     15 days
Thomson Financial - Weisenberger          Quarterly                   All                     15 days

Disclosure of the Funds' portfolio holdings information as an exception to the Trust's policies and procedures must be approved by the Chief Compliance Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

Each Fund discloses its portfolio holdings to the extent required by law.

                              DESCRIPTION OF SHARES






      Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Class I shares are one of two classes of shares currently issued by the Funds. The other class is Class N and is discussed in a separate prospectus and statement of additional information dated March 1, 2005, as amended from time to time. Neither class is subject to an initial sales charge or a contingent deferred sales charge. Class N shares are subject to a 0.25% Rule 12b-1 fee. Since each class has different expenses, performance will vary. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I shares have no rights with respect to a Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I shares is available by calling 800 992-8151.

MINIMUM INITIAL INVESTMENTS





      There is a $2 million minimum initial investment and no minimum subsequent investment in each Fund. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser and its affiliates. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to change the initial and subsequent investment minimums. Class I Shares are intended for accounts with balances over the minimum initial investment. The Funds reserve the right to transfer your accounts to a different class if their balance (or aggregation of balances) consistently falls below the minimum initial investment.


ANTI-MONEY LAUNDERING LAWS

      The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

      Federal law requires ABN AMRO Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with ABN AMRO Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, ABN AMRO Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in ABN AMRO Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. ABN AMRO Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

VOTING RIGHTS


     Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote in the Fund. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N shares of each Fund have exclusive voting rights with respect to the distribution plan for such Fund. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.


SHAREHOLDER MEETINGS

      The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Funds. The Board of Trustees has undertaken to the SEC, however, that it will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Funds. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

      Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

EXPENSES

      Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each Fund on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust's legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Funds' Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers," costs of obtaining quotations of portfolio securities and pricing of Fund shares.





      Notwithstanding the foregoing, the Investment Adviser or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.


                                NET ASSET VALUE


      The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

      Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

      Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Adviser and Sub-Adviser in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Funds may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

                              REDEMPTIONS - IN-KIND

      Larger redemptions may be detrimental to a Fund's existing shareholders. While each Fund intends to pay all sales proceeds in cash, the Trust, on behalf of each Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. This is called a "redemption in kind." A shareholder may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when the securities are sold.

                                    DIVIDENDS


      Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes.


      Dividends paid by Funds with more than one class of shares are calculated in the same manner and at the same time for each class. Each class of shares of a Fund share proportionately in the investment income and general expenses of the Fund, except that per share dividends for each class will differ as a result of class-specific expenses.


                              FEDERAL INCOME TAXES



      Each Fund intends to qualify or to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code").




      In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or securities of one or more qualified publicly traded limited partnerships.


      To the extent that a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.


      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.


      When a Fund writes a call or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.


      In writing a call option, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.


      The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.


      The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for federal income tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

      A Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.



      Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any long-term capital loss), other than "qualified dividend income," if any, will be taxable to shareholders as ordinary income. Distributions of "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum rate of 15%, without regard to how long a shareholder has held shares of a Fund. The 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2008 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by a Fund are not eligible for the dividends received deduction when distributed to the Fund's shareholders.



      To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund's shareholder to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for fewer than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception market in the United States) or (b) treated as a passive foreign investment company.


      The Funds will notify its shareholders each year of the amount and type of dividends and distributions.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFIC")


      If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.



      Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.



      Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.


      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION


      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. These same holding period rules generally apply at the Fund level; thus, a Fund that makes an election to pass through any foreign tax amounts must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.



      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Foreign taxes generally are not deductible in computing alternative minimum taxable income.



OTHER TAXES



      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.



      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. investors. Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

                             PERFORMANCE INFORMATION

      From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

      From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

                              FINANCIAL STATEMENTS


Because the Funds' Class I shares are new and do not have an operating history, no financial information is available. When available, the information will be included in the Funds' Annual and Semi-Annual Reports, which will be available upon request and without charge.


                                OTHER INFORMATION


      The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.



      Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch Ratings ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by S&P for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/ "VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/ "VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/ "VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

         1.       ABN AMRO Funds

         2.       ABN AMRO Asset Management

         3.       Massachusetts Financial Services Company

                                 ABN AMRO FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

         1. Definitions.

         "Adviser" shall mean ABN AMRO Asset Management (USA) LLC, ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., TAMRO Capital Partners LLC, Veredus Asset Management LLC, MFS Institutional Advisors, Inc., Optimum Investment Advisors LP and River Road Asset Management, LLC. The term includes all sub-advisers to the Funds.

         "Advisers' Proxy Voting Policies and Procedures" shall mean the Proxy Voting Policies and Procedures of each Adviser, as amended from time to time.

         "Board" shall mean the Board of Trustees of ABN AMRO Funds.

         "Fund" shall mean a series of ABN AMRO Funds.

         "Fund Management" shall mean the Chairman of the Board of Trustees, Chief Executive Officer or Chief Financial Officer of ABN AMRO Funds.

         "Trust" shall mean ABN AMRO Funds.

         2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Adviser, and each Adviser has accepted such delegation. Each Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.

         3. Limitations on the Advisers' Responsibilities.

                 (i) Limited Value. Each Adviser may abstain from voting a Fund proxy if it concludes that the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

                 (ii) Unjustifiable Costs. Each Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

                 (iii) Fund Restrictions. Each Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

                 (iv) Board Direction. Notwithstanding the foregoing delegation to the Advisers, the Board may from time to time direct an Adviser to vote a Fund's proxies in a manner that is different from the guidelines set forth in the Adviser's Proxy Voting Policies and Procedures. After its receipt of any such direction, the Adviser shall follow any such direction for proxies received after its receipt of such direction.

         4. Subdelegation. Each Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting. If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

         5. Proxy Voting Expense. Each Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund's proxies. Each Fund shall promptly reimburse the applicable Adviser for any out-of-pocket expenses incurred by such Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund's proxy voting records or filings on Form N-PX.

         6. Conflicts of Interest. Each Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Adviser's Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures: the Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Adviser's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

                  (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Adviser's Proxy Voting Policies and Procedures, Fund Management may direct the Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Adviser's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Adviser;

                  (ii) Fund Management may disclose the potential conflict to the Board and obtain the Board's consent before directing the Adviser to vote in the manner approved by the Board;

                  (iii) Fund Management may direct the Adviser to engage an independent third-party to determine how the proxy should be voted; or

                  (iv) Fund Management may direct the Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

         7. Approval of Material Changes. Any material changes to the Trust's Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Adviser's Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

         8. Reports to the Board. At each quarterly meeting of the Board, each Adviser shall submit a report to the Board (Exhibit A) describing:

                  (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

                  (ii) any proxy votes taken by the Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Adviser's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Advisers' experience under these Proxy Voting Policies and Procedures and each Adviser's Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

         9. Maintenance of Records. Each Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC's EDGAR system. The Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted:  September 18, 2003
Amended:  June 16, 2005

                                                                       EXHIBIT A

                                [NAME OF ADVISER]

                                   [ ] FUND(S)
                          PROXY VOTING QUARTERLY REPORT

         I, the undersigned Compliance Officer of [Name of Adviser], hereby
submit the following report with respect to [         ] Fund(s):

         1.       During the quarter ended [        ] there have been no issues
                  that have arisen under [Name of Adviser]'s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.

         2.       During the quarter ended [         ] there have been no proxy
                  votes taken by [Name of Adviser], on behalf of [         ]
                  Fund(s), which were exceptions to [Name of Adviser]'s Proxy Voting Policies and Procedures.

         3.       During the quarter ended [         ] there have been no
                  material changes to [Name of Adviser]'s Proxy Voting Policies and Procedures.

                                             -----------------------------------
                                             [               ]
                                              Compliance Officer


Dated:

                            ABN AMRO ASSET MANAGEMENT
                                  PROXY VOTING
                                   GUIDELINES

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

      - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

      -     Majority of independent directors on board

      -     All-independent key committees

      -     Committee chairpersons nominated by the independent directors

      - CEO performance reviewed annually by a committee of outside directors

      -     Established governance guidelines

      -     Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spinoff

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      -     VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE-basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:

      -     Whether the proposal mandates that all awards be performance-based

      - Whether the proposal extends beyond executive awards to those of lower-ranking employees

      - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

      - The parachute should be less attractive than an ongoing employment opportunity with the firm

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      -     The costs and feasibility of labeling and/or phasing out

      - The nature of the company's business and the proportion of it affected by the proposal

      - The proportion of company sales in markets requiring labeling or GMO-free products

      -     The extent that peer companies label or have eliminated GMOs

      - Competitive benefits, such as expected increases in consumer demand for the company's products

      - The risks of misleading consumers without federally mandated, standardized labeling

      -     Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      -     The extent that peer companies have eliminated GMOs

      - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

      - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

      - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its subprime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

      -     The percentage of the company's business affected

      -     The feasibility of a spinoff

      - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      -     Whether there are publicly available environmental impact reports;

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      -     The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      -     The company's level of disclosure lags that of its competitors, or

      - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      -     The nature of the company's business and the percentage affected

      -     The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      -     The nature of the company's business and the percentage affected

      - The extent that peer companies are switching from fossil fuels to cleaner sources

      -     The timetable and specific action prescribed by the proposal

      -     The costs of implementation

      -     The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of independent nominating committee

      -     Use of outside search firm

      -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      - Whether the company's EEO policy is already in compliance with federal, state and local laws

      - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      -     The industry norm for including sexual orientation in EEO statements

      - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      -     Board structure

      -     Director independence and qualifications

      -     Attendance at board and committee meetings.

Votes should be withheld from directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - Ignore a shareholder proposal that is approved by a majority of shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Are interested directors and sit on the audit or nominating committee, or

      - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance as a closed-end fund

      -     Market in which the fund invests

      -     Measures taken by the board to address the discount

      -     Past shareholder activism, board activity

      -     Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance compared to peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Stated specific financing purpose

      -     Possible dilution for common shares

      -     Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Regulatory developments

      -     Current and potential returns

      -     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      -     The fund's target investments

      -     The reasons given by the fund for the change

      -     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Political/economic changes in the target market

      -     Consolidation in the target market

      -     Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Current and potential returns

      -     Risk of concentration

      -     Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Strategies employed to salvage the company

      -     The fund's past performance

      -     Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      -     Regulations of both states

      -     Required fundamental policies of both states

      -     Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Fees charged to comparably sized funds with similar objectives

      -     The proposed distributor's reputation and past performance

      -     The competitiveness of the fund in the industry

      -     Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Resulting fee structure

      -     Performance of both funds

      -     Continuity of management personnel

      - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      -     Performance of the fund's NAV

      -     The fund's history of shareholder relations

      -     The performance of other funds under the advisor's management.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

         These policies and procedures include:

         A.       Voting Guidelines;

         B.       Administrative Procedures;

         C.       Monitoring System;

         D.       Records Retention; and

         E.       Reports.

A.       VOTING GUIDELINES

         1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

                  MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

                  MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

                  As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

                  From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

                  These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

         2.       MFS' POLICY ON SPECIFIC ISSUES

                  ELECTION OF DIRECTORS

                  MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or
         (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

                  MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

                  CLASSIFIED BOARDS

                  MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

                  NON-SALARY COMPENSATION PROGRAMS

                  Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

                  MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

                  MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

                  MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

                  MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

                  EXPENSING OF STOCK OPTIONS

                  While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

                  EXECUTIVE COMPENSATION

                  MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

                  EMPLOYEE STOCK PURCHASE PLANS

                  MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

                  "GOLDEN PARACHUTES"

                  From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

                  ANTI-TAKEOVER MEASURES

                  In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

                  MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

                  MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

                  REINCORPORATION AND REORGANIZATION PROPOSALS

                  When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

                  ISSUANCE OF STOCK

                  There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

                  REPURCHASE PROGRAMS

                  MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

                  CONFIDENTIAL VOTING

                  MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

                  CUMULATIVE VOTING

                  MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

                  WRITTEN CONSENT AND SPECIAL MEETINGS

                  Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

                  INDEPENDENT AUDITORS

                  MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

                  BEST PRACTICES STANDARDS

                  Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

                  FOREIGN ISSUERS - SHARE BLOCKING

                  In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

                  SOCIAL ISSUES

                  There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

                  The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.       ADMINISTRATIVE PROCEDURES

         1.       MFS PROXY REVIEW GROUP

                  The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review
         Group:

                  a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

                  b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

                  c. Considers special proxy issues as they may arise from time to time.

                  The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

         2.       POTENTIAL CONFLICTS OF INTEREST

                  The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

                  In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

                  a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

                  b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

                  c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

                  d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

                  The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

         3.       GATHERING PROXIES

                  Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

                  MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

         4.       ANALYZING PROXIES

                  After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors) (1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)



                  Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

                  As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert

-------------------

(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

         inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

                  As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

         5.       VOTING PROXIES

                  After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.       MONITORING SYSTEM

                  It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

                  When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.       RECORDS RETENTION

                  MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy

         Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E.       REPORTS

                  MFS FUNDS

                  Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

                  ALL MFS ADVISORY CLIENTS

                  At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

                  Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                            PART C: OTHER INFORMATION

ITEM 23.   EXHIBITS.

(a)(1) Trust Instrument dated September 10, 1993 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed on April 16, 1996.

    (2) State of Delaware Certificate of Amendment to Certificate of Trust dated February 25, 1998 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

    (3) State of Delaware Certificate of Amendment to Certificate of Trust dated September 10, 2001 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

(b)(1) By-Laws are incorporated by reference to Exhibit No. 2 of Post-Effective Amendment No. 7 to the Registration Statement filed on February 22, 1996.

   (2) Amendment to By-Laws dated March 18, 1999 is incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

   (3) Amendment to By-Laws dated December 18, 2003 is incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(c)     Not applicable.

(d)(1) Investment Advisory Agreements for Alleghany/Montag & Caldwell Balanced, Alleghany/Montag & Caldwell Growth, Alleghany/TAMRO Large Cap Value, Alleghany/Veredus Aggressive Growth, Alleghany/TAMRO Small Cap and Alleghany/Veredus SciTech Funds, dated February 1, 2001, are incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 30 to the Registration Statement filed on June 1, 2001.

   (2) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Growth & Income Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (3) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Talon Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (4) Amendment No. 1 to Investment Advisory Agreement by and between ABN AMRO Funds on behalf of ABN AMRO Mid Cap Fund and ABN AMRO Asset Management, Inc. is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

   (5) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Balanced Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (6) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Bond Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (7) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Municipal Bond Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (8) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Money Market Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (9) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Value Fund is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment
         No. 36 to the Registration Statement filed on December 28, 2001.

   (10) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Growth Fund is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (11) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Small Cap Fund is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (12) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO International Equity Fund is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (13) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Real Estate Fund is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 36 to the Registration Statement filed on
         December 28, 2001.

   (14) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Treasury Money Market Fund is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (15) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Government Money Market Fund is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (16) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Money Market Fund is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (17) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (18) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Institutional Prime Money Market Fund is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (19) Investment Advisory Agreement for ABN AMRO/Veredus Select Growth Fund dated December 31, 2001 is incorporated by reference to Exhibit d(18) of Post-Effective Amendment No. 42 to the Registration Statement filed on June 17, 2002.

   (20) Investment Advisory Agreement for ABN AMRO Select Small Cap Fund between ABN AMRO Asset Management (USA) LLC and ABN AMRO Funds is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (21) Investment Advisory Agreement for ABN AMRO Investment Grade Bond Fund is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (22) Amendment No. 1 to Investment Advisory Agreement for ABN AMRO Investment Grade Bond Fund is incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 56 to the Registration Statement filed on February 25, 2005.

   (23) Investment Advisory Agreement for ABN AMRO High Yield Bond Fund is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 50 to the Registration Statement filed on December 30, 2003.


   (24) Form of Investment Advisory Agreement for ABN AMRO/River Road Dynamic Equity Income Fund is incorporated herein by reference to Exhibit
        (d)(24) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.



   (25) Form of Investment Advisory Agreement for ABN AMRO/River Road Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


   (26) Sub-Investment Advisory Agreement for ABN AMRO Value Fund between ABN AMRO Asset Management (USA) LLC and MFS Institutional Advisors, Inc. is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (27) Sub-Investment Advisory Agreement for ABN AMRO Select Small Cap Fund between ABN AMRO Asset Management (USA) LLC and thinkorswim Advisors, Inc. is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (28) Sub-Investment Advisory Agreement between ABN AMRO Asset Management, Inc. and Optimum Investment Advisors LP, on behalf of ABN AMRO Mid Cap Fund is incorporated by reference to Exhibit (d)(32) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(e)(1) Distribution Agreement between ABN AMRO Funds and ABN AMRO Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit
        (e)(1) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (2) Amended Schedule A to the Distribution Agreement between ABN AMRO Funds and ABN AMRO Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (3) Amendment No. 1 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (4) Amendment No. 2 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (5) Amendment No. 3 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (6) Form of Revised Schedule A to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 52 to the Registration Statement filed on April 30, 2004.


   (7) Form of Revised Schedule A to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


   (8) Form of Selling/Services Agreement for ABN AMRO Funds is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

(f)     Not applicable.

(g)(1) Custodian Services Agreement dated May 5, 2003 by and between PFPC Trust Company and ABN AMRO Funds is incorporated by reference to Exhibit (g)(9) of Post-Effective Amendment No. 49 as filed on June 30, 2003.


   (2) Amendment to the Custodian Services Agreement is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.



   (3) Form of Revised Exhibit A to the Custodian Services Agreement is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.


(h)(1) Transfer Agency Services Agreement between Alleghany Funds and PFPC, Inc., dated April 1, 2000, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

   (2) Amendment No. 1 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

   (3) Amendment No. 2 to the Transfer Agency Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

   (4) Amendment No. 3 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

   (5) Amendment No. 4 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

   (6) Amendment No. 5 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

   (7) Amendment No. 6 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

   (8) Revised Exhibit A to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

   (9) Compliance Support Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference as Exhibit (h)(9) of Post-Effective Amendment No. 55 to the Registration Statement filed on December 29, 2004.

   (10) Anti-Money Laundering and Privacy Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

   (11) Customer Identification Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.


   (12) Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.



   (13) Form of Revised Exhibit A to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.


   (14) Administration Agreement between Alleghany Funds and Alleghany Investment Services, Inc. dated June 7, 1999, is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 17 to the Registration Statement as filed on June 28, 1999.

   (15) Amendment No. 1 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

   (16) Amendment No. 2 to the Administration Agreement is incorporated herein by reference to Exhibit (h) of Post Effective amendment No. 24 to the Registration Statement as filed on December 29, 2000.

   (17) Amendment No. 3 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (18) Amendment No. 4 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (19) Amendment No. 5 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (20) Amendment No. 6 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (21) Amendment No. 7 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

   (22) Amendment No. 8 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 50 to the Registration Statement filed on December 30, 2003.

   (23) Amendment No. 9 to the Administration Agreement is incorporated by reference to Exhibit (h)(20) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.


   (24) Amendment No. 10 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.



   (25) Form of Revised Schedule "C" to the Administration Agreement is incorporated herein by reference to Exhibit (h)(25) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


   (26) Sub-Administration and Accounting Services Agreement between Alleghany Investment Services Inc. and PFPC Inc., dated April 1, 2000, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

   (27) Amendment No. 1 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

   (28) Amendment No. 2 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

   (29) Amendment No. 3 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

   (30) Amendment No. 4 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

   (31) Amendment No. 5 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

   (32) Amendment No. 6 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

   (33) Revised Exhibit A to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

   (34) Amendment to Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.


   (35) Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(35) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.



   (36) Form of Revised Exhibit A to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit
         (h)(36) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.



(i)      Opinion of Vedder, Price, Kaufman & Kammholz, P.C.*



(j)      Consent of Ernst & Young LLP.*


(k)      Not applicable.

(l)      Not applicable.

(m)(1) Distribution and Services Plan pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

   (2) Amended Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (3) Distribution and Services Plan dated June 21, 2001, and amended December 20, 2001 and March 21, 2002, pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.


   (4) Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 dated June 21, 2001, as amended December 20, 2001, March 21, 2002, December 19, 2002, February 17, 2003, December 18, 2003, December 16, 2004 and June 16, 2005 is incorporated herein by reference to Exhibit
         (m)(4) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


   (5) Distribution and Services Plan dated June 20, 2002, pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

   (6)   Amended and Restated Distribution and Services Plan pursuant to
         Rule 12b-1 is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

   (7) Shareholder Servicing Agent Agreement for Class S and Class YS Shares is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

   (8) Shareholder Service Plan for Class S and Class YS Shares is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

   (9) Amended and Restated Shareholder Service Plan ABN AMRO Funds Class S, Class C and Class YS Shares is incorporated by reference to Exhibit
         (m)(8) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

  (10) Shareholder Servicing Agent Agreement ABN AMRO Funds Class S, Class C and Class YS Shares is incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

  (11) Amended and Restated Distribution and Plan pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 45 to the Registration Statement filed on October 28, 2002.

(n)(1) 18f-3 plan is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

   (2) Amended Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (3) Amended Schedule A to 18f-3 Plan is incorporated by reference to Exhibit (n)(3) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

   (4) Amended Multiple Class Plan Pursuant to Rule 18f-3 is incorporated by reference to Exhibit (n)(4) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

   (5) Amended Multiple Class Plan pursuant to Rule 18f-3 is incorporated by reference to Exhibit (n)(5) of Post-Effective Amendment No. 45 to the Registration Statement filed on October 28, 2002.

   (6) Amended Schedule A to 18f-3 Plan is incorporated by reference to Exhibit (n)(6) of Post-Effective Amendment No. 48 to the Registration Statement filed on April 11, 2003.

   (7) Amended Schedule A to 18f-3 Plan is incorporated by reference to Exhibit (n)(7) to Post-Effective Amendment No. 54 to the Registration Statement as filed on October 22, 2004.


   (8) Amended Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(8) to Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


(o)(1) Power of Attorney dated December 18, 2003 is incorporated by reference to Exhibit (o)(1)to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.


   (2) Power of Attorney dated June 22, 2005 is incorporated herein by reference to Exhibit (o)(2) to Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.



(p)(1) Code of Ethics of Veredus Asset Management LLC is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.



   (2) Amended Code of Ethics of ABN AMRO Funds is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


   (3) Codes of Ethics of ABN AMRO Asset Management (USA) LLC, TAMRO Capital Partners LLC, Chicago Capital Management, Inc., The Chicago Trust Company and ABN AMRO Investment Fund Services, Inc. are incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

   (4) Codes of Ethics of ABN AMRO Global Asset Management Directorate, ABN AMRO Global Asset Management Directorate - Netherlands and ABN AMRO Asset Management S.A. (Brazil) are incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.


   (5) MFS Investment Management Code of Ethics is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.



   (6) Code of Ethics and Standards of Practice of Montag & Caldwell, Inc. is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


   (7) Amended Code of Ethics of ABN AMRO Asset Management (The Netherlands) is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 48 to the Registration Statement filed on April 11, 2003.

   (8) Code of Ethics of Optimum Investment Advisors is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 50 to the Registration Statement filed on December 30, 2003.


   (9) Code of Ethics of ABN AMRO Asset Management, Inc., ABN AMRO Asset Management (USA) LLC, ABN AMRO Investment Trust Company, TAMRO Capital Partners LLC and ABN AMRO Investment Fund Services Inc. is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


   (10) Amended Code of Ethics of Optimum Investment Advisors is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 55 to the Registration Statement filed on December 29, 2004.


   (11) Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


---------------
* To be filed by amendment.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           None.

ITEM 25.   INDEMNIFICATION.

           Section 10.2 of the Registrant's Trust Instrument provides as follows:

           10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

           The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this
           Section 10.2.

           Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

           Section 10.3 of the Registrant's Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

           10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

In addition, the Registrant currently has a trustees' and officers' liability policy covering certain types of errors and omissions.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF ADVISERS AND SUB-ADVISERS.

A.  ABN AMRO Asset Management, INC.

           ABN AMRO Asset Management, Inc. ("AAAM, Inc.") is a member of the ABN AMRO group of companies and is a registered investment adviser providing investment management services to the Registrant.

           The directors and officers of AAAM, Inc. are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of AAAM, Inc. during the past two years is incorporated by reference to Form ADV filed by AAAM, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-57498).

ABN AMRO ASSET MANAGEMENT, INC.

NAME AND POSITION           NAME OF                                                        CONNECTION WITH
WITH INVESTMENT ADVISER     OTHER COMPANY                                                  OTHER COMPANY
-----------------------     -------------                                                  -------------
Kenneth C. Anderson         ABN AMRO Funds                                                 President and Chief Executive Officer
Executive Vice President    ABN AMRO Investment Fund Services, Inc.                        President and Chief Executive Officer
and Managing Director       ABN AMRO Asset Management (USA) LLC                            Executive Vice President and Director of
                                                                                           Mutual Funds

Robert Antognoli            ABN AMRO Trust Services Company                                Vice President
Managing Director           ABN AMRO Asset Management (USA) LLC                            Managing Director
                            LaSalle Bank N.A.                                              Senior Vice President

Stuart D. Bilton            ABN AMRO Bank N.V.                                             Managing Director
Director                    ABN AMRO Asset Management Holdings, Inc.                       Chairman
                            ABN AMRO Trust Services Company                                Director
                            ABN AMRO Asset Management (USA) LLC                            Manager of the Board of Managers
                            ABN AMRO Investment Fund Services, Inc.                        Director
                            TAMRO Capital Partners LLC                                     Manager of the Board of Managers
                            Veredus Asset Management LLC                                   Manager of the Board of Managers
                            Baldwin and Lyons, Inc.                                        Director
                            UICI, Inc.                                                     Director

Heather Birmingham          ABN AMRO Asset Management (USA) LLC                            Asst. Vice President, Compliance
Asst. Vice President,                                                                      Officer
Compliance Officer

Russell Campbell            ABN AMRO Asset Management (USA) LLC                            President and CEO
President and CEO           ABN AMRO Asset Management Holdings, Inc.                       Manager/Board of Managers
                            ABN AMRO Trust Services Company                                President

Constance Christian         ABN AMRO Asset Management (USA) LLC                            Assistant Vice President
Assistant Vice President

Dawn Daggy-Mangerson        ABN AMRO Trust Services Company                                Managing Director
Managing Director           ABN AMRO Asset Management (USA) LLC                            Managing Director
                            LaSalle Bank N.A.                                              Senior Vice President
                            ABN AMRO Distribution Services (USA) Inc.

Gerald F. Dillenburg        ABN AMRO Asset Management Holdings, Inc.                       Senior Managing Director
Senior Managing Director    ABN AMRO Investment Fund Services, Inc.                        Director, Senior Managing Director
                            ABN AMRO Asset Management (USA) LLC                            Senior Managing Director

Gerard J. Donlin            ABN AMRO Asset Management (USA) LLC                            Chief Operating Officer and
Executive Vice President                                                                   Executive Vice President
and Chief Operating         ABN AMRO Asset Management Holdings, Inc.                       Chief Operating Officer and
Officer                                                                                    Executive Vice President

Richard Drake               ABN AMRO Trust Services Company                                Vice President
Senior Managing Director    ABN AMRO Asset Management (USA) LLC                            Senior Managing Director
                            LaSalle Bank N.A.                                              Senior Vice President

Martin Eisenberg            ABN AMRO Asset Management Holdings, Inc.                       Vice President
Vice President              ABN AMRO Asset Management (USA) LLC                            Vice President
                            ABN AMRO Trust Services Company                                Vice President
                            ABN AMRO Investment Fund Services, Inc.                        Vice President
                            AANAH Holding LLC                                              Treasurer & Vice President
                            AANAH Holding LLC II                                           Treasurer & Vice President
                            AANAH Holding LLC III                                          Treasurer & Vice President
                            ABN AMRO Advisory, Inc.                                        Vice President
                            ABN AMRO Associates Corp.                                      Vice President
                            ABN AMRO Capital (USA) Inc.                                    Vice President
                            ABN AMRO Capital Funding LLC I                                 Vice President
                            ABN AMRO Capital Funding LLC II                                Vice President
                            ABN AMRO Clearing and Management Services, Inc.                Vice President
                            ABN AMRO Commodity Finance, Inc.                               Vice President
                            ABN AMRO Financial Services, Inc.                              Vice President
                            ABN AMRO Fund Services, Inc.                                   Vice President
                            ABN AMRO Funding Corporation                                   Vice President
                            ABN AMRO Incorporated                                          Vice President
                            ABN AMRO Leasing, Inc.                                         Vice President
                            ABN AMRO Mezzanine Management I, Inc.                          Vice President
                            ABN AMRO Mezzanine Management II, Inc.                         Vice President
                            ABN AMRO Mortgage Brokerage Group, Inc.                        Vice President
                            ABN AMRO Mortgage Corporation                                  Vice President
                            ABN AMRO Mortgage Group, Inc.                                  Vice President
                            ABN AMRO North America Capital Funding LLC I                   Director, Manager and Vice President
                            ABN AMRO North America Capital Funding LLC II                  Director, Manager and Vice President
                            ABN AMRO North America Capital Funding Trust I                 Trustee
                            ABN AMRO North America Capital Funding Trust II                Trustee
                            ABN AMRO North America Finance, Inc.                           Vice President
                            ABN AMRO North America Holding Capital Funding LLC I           Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC II          Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC IIII        Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC IV          Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC IX          Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC V           Director, Manager, Treasurer and VP


NAME AND POSITION           NAME OF                                                        CONNECTION WITH
WITH INVESTMENT ADVISER     OTHER COMPANY                                                  OTHER COMPANY
-----------------------     -------------                                                  -------------
                            ABN AMRO North America Holding Capital Funding LLC VI          Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC VII         Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC VIII        Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC X           Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XI          Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XII         Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XIII        Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XIV         Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XIX         Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XV          Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XVI         Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XVII        Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Capital Funding LLC XVIII       Director, Manager, Treasurer and VP
                            ABN AMRO North America Holding Company                         Vice President
                            ABN AMRO North America Holding Preferred Exchange LLC          Manager, Treasurer and Vice President
                            ABN AMRO North America Holding Preferred Exchange LLC II       Manager, Treasurer and Vice President
                            ABN AMRO North America Holding Preferred Exchange LLC III      Manager, Treasurer and Vice President
                            ABN AMRO North America Holding Preferred Holding LLC           Manager, Treasurer and Vice President
                            ABN AMRO North America Holding Preferred Holding LLC II        Manager, Treasurer and Vice President
                            ABN AMRO North America Holding Preferred Holding LLC III       Manager, Treasurer and Vice President
                            ABN AMRO North America Preferred Exchange LLC I                Manager
                            ABN AMRO North America Preferred Exchange LLC II               Manager
                            AANA Preferred Funding Trust I                                 Trustee
                            AANA Preferred Funding Trust II                                Trustee
                            ABN AMRO North America Preferred Holding LLC I                 Manager
                            ABN AMRO North America Preferred Holding LLC II                Manager
                            ABN AMRO North America, Inc.                                   Group Senior Vice President
                            ABN AMRO Preferred Capital Trust I                             Vice President
                            ABN AMRO CCC Private Equity Investments, Inc.                  Vice President
                            ABN AMRO Retail Group LLC                                      Vice President
                            ABN AMRO Services Company, Inc.                                Vice President
                            ABN AMRO Trust Services Company                                Vice President
                            ABN AMRO WCS Holding Company                                   Vice President
                            ABN AMRO Wholesale Holding, Inc.                               Vice President
                            Cairo Procurement Services LLC                                 Manager and Vice President
                            Chicago Capital Management, Inc.                               Vice President
                            CNBC Development Corporation                                   Vice President
                            CNBC Leasing Corporation                                       Vice President
                            DBI Holdings, Inc.                                             Vice President
                            ENB Realty Company, Inc.                                       Vice President
                            Eureka Service Corporation                                     Vice President
                            Lakeside Drive LLC                                             Vice President
                            LaSalle Bank National Association                              Vice President
                            LaSalle Business Credit, Inc.                                  Vice President
                            LaSalle Community Development Corporation                      Vice President
                            LaSalle Distributors, Inc.                                     Vice President
                            LaSalle Funding L.L.C.                                         Vice President
                            LaSalle National Leasing Corporation                           Vice President
                            LaSalle Street Capital, Inc.                                   Vice President
                            LaSalle Trade Services Corporation                             Vice President
                            LaSalle Trade Services Limited                                 Vice President
                            Lease Plan Illinois, Inc.                                      Vice President
                            Lease Plan North America, Inc.                                 Vice President
                            Netherlands Trading Society East, Inc.                         Vice President
                            Portal Funds, Inc.                                             Vice President
                            Rob-Wal Investment Co.                                         Vice President
                            Stan Fed Proprietary Investment Company I                      Vice President
                            Stan Fed Proprietary Investment Company II                     Vice President
                            Standard Federal Bank Community Development Corporation        Vice President
                            Standard Federal Bank National Association                     Vice President
                            Standard Federal International LLC                             Vice President
                            Standard Financial Corporation                                 Vice President
                            Sutton Park LLC                                                Vice President

Jon Ender                   ABN AMRO Asset Management (USA) LLC                            Manager of the Board of Managers,
Executive Vice President                                                                     Executive Vice President and Chief
   and Chief Investment                                                                      Investment Strategist
   Strategist               Association for Investment Mgt & Research                      Director
                            Institute for Quantitative Research in Finance                 Director

Frederick W. Engimann       ABN AMRO Trust Services Company                                Executive Vice President and Director of
Director, Executive Vice                                                                     Fixed Income
   President                ABN AMRO Asset Management (USA) LLC                            Manager of the Board of Managers,
                                                                                             Executive Vice President
                            LaSalle Bank N.A.                                              Group Senior Vice President

Peter Fasone                ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President

John Finley                 ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President              LaSalle Bank N.A.                                              Vice President

NAME AND POSITION           NAME OF                                             CONNECTION WITH
WITH INVESTMENT ADVISER     OTHER COMPANY                                       OTHER COMPANY
-----------------------     -------------                                       -------------

William Finley              ABN AMRO Trust Services Company                     Vice President
Senior Managing Director    ABN AMRO Asset Management (USA) LLC                 Senior Managing Director
                            LaSalle Bank N.A.                                   Group Senior Vice President

Anthony Ford                ABN AMRO Asset Management (USA) LLC                 Vice President
Vice President

Thomas Forsha               ABN AMRO Asset Management (USA) LLC                 Assistant Vice President
Assistant Vice President    ABN AMRO Trust Services Company                     Assistant Vice President
                            LaSalle Bank N.A.                                   Assistant Vice President

Michael Gasparac            ABN AMRO Asset Management (USA) LLC                 Vice President
Vice President

Rebecca Garces              ABN AMRO Asset Management (USA) LLC                 Vice President
Vice President

Frank Germack               ABN AMRO Asset Management (USA) LLC                 Vice President
Vice President

Frank Haggerty Jr.          ABN AMRO Asset Management (USA) LLC                 Vice President
Vice President

Steven Haldi                ABN AMRO Asset Management (USA) LLC                 Managing Director
Managing Director           LaSalle Bank N.A.                                   Vice President

Kathleen Hegyi              ABN AMRO Asset Management (USA) LLC                 Vice President
Vice President              ABN AMRO Distribution Services (USA) Inc.           Registered Representative

Nancy Holland               ABN AMRO Asset Management (USA) LLC                 Managing Director
Managing Director

Kevin Kehres                ABN AMRO Trust Services Company                     Vice President
Managing Director           ABN AMRO Asset Management (USA) LLC                 Managing Director
                            LaSalle Bank N.A.                                   Vice President

Timothy Kelly               ABN AMRO Asset Management (USA) LLC                 Assistant Vice President
Assistant Vice President

Thomas Kmiotek              ABN AMRO Asset Management (USA) LLC                 Vice President
Vice President

Timothy Kroll               ABN AMRO Asset Management (USA) LLC                 Assistant Vice President
Assistant Vice President

Todd W. Larson              ABN AMRO Asset Management (USA) LLC                 Assistant Vice President
Assistant Vice President    LaSalle Bank N.A.                                   Assistant Vice President

Patrick Lawlor              ABN AMRO Trust Services Company                     Vice President
Vice President              ABN AMRO Asset Management (USA) LLC                 Vice President

Scott Marinko               ABN AMRO Asset Management (USA) LLC                 Managing Director
Managing Director

Thomas Marthaler            ABN AMRO Asset Management (USA) LLC                 Executive Vice President
Executive Vice President
and Managing Director

Kathryn Martin              ABN AMRO Asset Management Holdings, Inc.            Managing Director
Managing Director           ABN AMRO Asset Management (USA) LLC                 Managing Director
                            TAMRO Capital Partners LLC                          Compliance Officer

Scott A. Moore              ABN AMRO Asset Management (USA) LLC                 Senior Vice President
Senior Vice President       ABN AMRO Distribution Services (USA) Inc.           Registered Representative

Bernard F. Myszkowski       ABN AMRO Trust Services Company                     Chief Equity Officer
Executive Vice President    ABN AMRO Asset Management (USA) LLC                 Executive Vice President
and Managing Director

Seymour A. Newman           ABN AMRO Asset Management Holdings, Inc.            EVP, CFO, Treasurer and Secretary
Director, EVP, CFO,         ABN AMRO Investment Fund Services, Inc.             Director, EVP, CFO, Treasurer and Secretary
  Treasurer and Secretary   ABN AMRO Trust Services Company                     EVP, CFO, Director and Secretary
                            ABN AMRO Asset Management (USA) LLC                 EVP and CFO



NAME AND POSITION           NAME OF                                                        CONNECTION WITH
WITH INVESTMENT ADVISER     OTHER COMPANY                                                  OTHER COMPANY
-----------------------     -------------                                                  -------------
                            TAMRO Capital Partners LLC                                     EVP, CFO, Treasurer and Secretary

Eric Nilles                 ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President

Joseph Pavnica              ABN AMRO Asset Management (USA) LLC                            Assistant Vice President
Assistant Vice President

Diane Pieper                ABN AMRO Asset Management (USA) LLC                            Investment Officer
Investment Officer          ABN AMRO Distribution Services (USA) Inc.                      Registered Representative

Simon Reeves                ABN AMRO Asset Management (USA) LLC                            Managing Director
Managing Director           LaSalle Bank N.A.                                              Vice President

Robert Romanik              ABN AMRO Asset Management (USA) LLC                            Investment Officer
Investment Officer

Marcia Roth                 ABN AMRO Asset Management (USA) LLC                            Assistant Vice President
Assistant Vice President

David Rothweiler            ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President              LaSalle Bank N.A.                                              Vice President

George Rudawski             ABN AMRO Asset Management (USA) LLC                            Investment Officer
Investment Officer

Randall Rynearson           ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President

Timothy Scanlan             ABN AMRO Trust Services Company                                Vice President
Vice President              ABN AMRO Asset Management (USA) LLC                            Vice President
                            ABN AMRO Distribution Services (USA) Inc.                      Registered Representative

Fred Senft Jr.              ABN AMRO Asset Management (USA) LLC                            Managing Director
Managing Director

Timothy Sheehan             ABN AMRO Asset Management (USA) LLC                            Officer
Officer                     LaSalle Bank N.A.                                              Officer

Steven Sherman              ABN AMRO Asset Management (USA) LLC                            Assistant Vice President
Assistant Vice President

Kevin Silverman             ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President

Steven Smart-O'Connor       ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President

Gregg Smolenski             ABN AMRO Asset Management (USA) LLC                            Senior Vice President
Senior Vice President       ABN AMRO Distribution Services (USA) Inc.                      Registered Representative

Carla V. Straeten           ABN AMRO Asset Management (USA) LLC                            Executive Vice President
Director, Executive Vice                                                                   Director of Marketing/Client Service
   President and Director
   of Marketing/Client
   Service

Daniel Strumphler           ABN AMRO Asset Management (USA) LLC                            Senior Vice President
Senior Vice President       ABN AMRO Distribution Services (USA) Inc.                      Registered Representative

F. Andrew Thinnes           ABN AMRO Asset Management                                      Executive Vice President, Director of
Executive Vice President                                                                   Marketing & Client Service
and Director of
Institutional Marketing

Edward Thommes              ABN AMRO Asset Management Holdings, Inc.                       Vice President
Vice President              ABN AMRO Asset Management (USA) LLC                            Vice President

Charles Ullerich            ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President

Kristine Victory            ABN AMRO Asset Management (USA) LLC                            Assistant Vice President
Assistant Vice President

David L. Viner              ABN AMRO Asset Management (USA) LLC                            Vice President
Vice President              ABN AMRO North America, Inc.                                   First Vice President
                            Portal Funds, Inc.                                             Vice President

Ann Weis                    ABN AMRO Asset Management Holdings, Inc.                       Vice President, Assistant Secretary
Assistant Secretary         ABN AMRO Investment Fund Services, Inc.                        Assistant Secretary
                            ABN AMRO Trust Services Company                                Assistant Secretary


NAME AND POSITION           NAME OF                                                        CONNECTION WITH
WITH INVESTMENT ADVISER     OTHER COMPANY                                                  OTHER COMPANY
-----------------------     -------------                                                  -------------
                            ABN AMRO Asset Management (USA) LLC                            Assistant Secretary
                            TAMRO Capital Partners LLC                                     Assistant Secretary

Paul Wojtyla                ABN AMRO Asset Management (USA) LLC                            Assistant Vice President
Assistant Vice President    ABN AMRO Trust Services Company                                Assistant Vice President
                            TAMRO Capital Partners LLC                                     Assistant Vice President
                            LaSalle Bank N.A.                                              Assistant Vice President
                            ABN AMRO Distribution Services (USA) Inc.                      Registered Representative

Todd J. Youngberg, CFA      ABN AMRO Asset Management (USA) LLC                            Managing Director
Managing Director


B.  MONTAG & CALDWELL, INC.

           Montag & Caldwell, Inc. ("Montag & Caldwell") is a registered investment adviser providing investment management services to the Registrant. Montag & Caldwell is a member of the ABN AMRO group of companies.

           Montag & Caldwell's sole business is managing assets primarily for employee benefit, endowment, charitable, and other institutional clients, as well as high net worth individuals. Montag & Caldwell is a registered investment adviser providing investment management services to the Registrant.

           The directors and officers of Montag & Caldwell are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Montag & Caldwell during the past two years is incorporated by reference to Form ADV filed by Montag & Caldwell pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15398).

         Sandra M. Barker                 Vice President

         Janet B. Bunch                   Vice President

         Debra Bunde Reams                Vice President

         Ronald E. Canakaris              President, Chief Investment Officer

         Elizabeth C. Chester             Senior Vice President

         Carol K. Burns                   Vice President

         Jane R. Davenport                Vice President

         James L. Deming                  Vice President

         Helen M. Donahue                 Vice President

         Marcia C. Dubs                   Assistant Vice President

         Katherine E. Ryan                Assistant Vice President

         Dean C. Christians               Assistant Vice President

         Kurt T. Momad                    Vice President

         George Northrop                  Vice President

         Mark C. Hayes                    Vice President

         Lana M. Jordan                   Senior Vice President

         Andrew W. Jung                   Vice President

         Rebecca M. Keister               Senior Vice President

         William E. Long III              Vice President

         Charles E. Markwalter            Vice President

         Grover C. Maxwell III            Senior Vice President

         Michael A. Nadal                 Vice President

         Solon P. Patterson               Chairman of the Board

         Carla T. Phillips                Assistant Vice President

         Brian W. Stahl                   Vice President

         M. Scott Thompson                Vice President

         Debbie J. Thomas                 Assistant Vice President

         David L. Watson                  Vice President

         William A. Vogel                 Executive Vice President

         John S. Whitney, III             Vice President


C.  VEREDUS ASSET MANAGEMENT LLC

           Veredus Asset Management LLC ("Veredus") is a registered investment adviser providing investment management services to the Registrant. Veredus is a member of the ABN AMRO group of companies.

           The directors and officers of Veredus are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of Veredus during the past two years is incorporated by reference to Form ADV filed by Veredus pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-55565).



         Kenneth C. Anderson                Director

         Stuart D. Bilton                   Director                       President and Director, Alleghany Asset
                                                                           Management, Inc.; Chairman, Chicago
                                                                           Capital Management, Inc.; Director of
                                                                           each of the following entities: Montag &
                                                                           Caldwell, Inc., The Chicago Trust Company
                                                                           of California, Chicago Deferred Exchange
                                                                           Corporation, Chicago Deferred Exchange
                                                                           Corporation - CA, Alleghany Investment
                                                                           Services, Inc.; President and

                                                                           Chief Executive Officer, Blairlogie
                                                                           International LLC; Trustee, Alleghany
                                                                           Foundation; Manager, TAMRO Capital
                                                                           Partners LLC

         James R. Jenkins                   Director, Vice President and
                                            Chief Operating Officer

         Charles P. McCurdy, Jr.            Director; Executive Vice
                                            President and Portfolio
                                            Manager

         Charles F. Mercer, Jr.             Vice President, Portfolio
                                            Manager

         John S. Poole                      Vice President of Business
                                            Development

         B. Anthony Weber                   Director, President and
                                            Chief Investment Officer

         Michael Johnson                    Director of Research

D. TAMRO CAPITAL PARTNERS LLC

           TAMRO Capital Partners, LLC ("TAMRO") is a registered investment adviser providing investment management services to the Registrant. TAMRO is a subsidiary of ABN AMRO North America Newco, Inc.

           The directors and officers of TAMRO are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of TAMRO during the past two years is incorporated by reference to Form ADV filed by TAMRO pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-58056).



           Philip Tasho                       Chief Executive Officer
                                              Chief Investment Officer

           Danna Maller Rocque                Director of Marketing


E.  OPTIMUM INVESTMENT ADVISORS LP

           OPTIMUM INVESTMENT ADVISORS LP ("Optimum") is a registered investment adviser providing investment management services to the Registrant.

           The directors and officers of Optimum are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of Optimum during the past two years is incorporated by reference to Form ADV filed by Optimum pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-35773).



         NAME                             TITLE/
                                          POSITION WITH ADVISER
         Andrew Jackson Goodwin III       Chairman, Treasurer and Director

         Henry Steel Bokhof, Jr.          Vice Chairman, Secretary & Director

         Keith Francis Pirsoneault        President and Director

F.    MFS INSTITUTIONAL ADVISORS, INC.

           MFS Institutional Advisors ("MFS") is a registered investment adviser providing investment management services to the Registrant.

           The directors and officers of MFS are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


NAME                                   TITLE/POSITION                       OTHER BUSINESS
----                                   --------------                       --------------

Robert J. Manning                      Director, Chairman of the Board
                                       and Chief Executive Officer
Carol W. Geremia                       President
Martin Beaulieu                        Director
Jeffrey N. Carp                        Secretary
Paul T. Kirwan                         Treasurer
Mitchell C. Freestone                  Assistant Secretary
Brian T. Hourihan                      Assistant Secretary
Thomas B. Hastings                     Assistant Treasurer
Fletcher B. Coleman III                Senior Vice President and
                                       Managing Director of Insurance
                                       Services Group
John O'Connor                          Managing Director - North
                                       American Sales
David J. Picher                        Managing Director - Global
                                       Consultant Relations
Lorie C. O'Malley                      Director - Relationship
                                       Management



G.    ABN AMRO ASSET MANAGEMENT (USA) LLC

           ABN AMRO Asset Management (USA) LLC is a registered investment adviser providing investment management services to the Registrant. ABN AMRO Asset Management (USA) LLC is a member of the ABN AMRO group of companies.

           The directors and officers of ABN AMRO Asset Management (USA) LLC are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

ABN AMRO ASSET MANAGEMENT (USA) LLC

NAME AND POSITION          NAME OF                                                    CONNECTION WITH
WITH INVESTMENT ADVISER    OTHER COMPANY                                              OTHER COMPANY
-----------------------    -------------                                              -------------
A. Wajid Ahmed             ABN AMRO Asset Management Holdings, Inc.                   Vice President and Controller
Vice President             ABN AMRO Asset Management, Inc.                            Vice President and Controller
                           ABN AMRO Trust Services Company                            Vice President and Controller

Reid Matt Alexander        None                                                       None
Assistant Vice President

Glenna Anderson            ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Kenneth Anderson           ABN AMRO Asset Management, Inc.                            Executive Vice President
Executive Vice President   ABN AMRO Investment Fund Services, Inc                     President and Chief Operating Officer

William Anderson           ABN AMRO Asset Management, Inc.
Vice President

Robert Antognoli           ABN AMRO Trust Services Company                            Vice President
Managing Director          ABN AMRO Asset Management, Inc.                            Managing Director
                           LaSalle Bank N.A.                                          Senior Vice President

NAME AND POSITION          NAME OF                                              CONNECTION WITH
WITH INVESTMENT ADVISER    OTHER COMPANY                                        OTHER COMPANY
-----------------------    -------------                                        -------------
Jonathan Berush            ABN AMRO Asset Management, Inc.                      Senior Vice President
Senior Vice President

Heather Birmingham         ABN AMRO Asset Management, Inc.                      Asst. Vice President
Asst. Vice President,      ABN AMRO Asset Management Holdings, Inc.             Asst. Vice President
Compliance Officer         ABN AMRO Distribution Services (USA) Inc.            Registered Representative

Donald Casey               ABN AMRO Trust Services Company                      Officer
Officer

Russell Campbell           ABN AMRO Asset Management, Inc.                      President and Chief Executive Officer
President and Chief        ABN AMRO Asset Management Holdings, Inc.             President and Chief Executive Officer
Executive Officer          ABN AMRO Trust Services Company                      President

Constance Christian        ABN AMRO Asset Management, Inc.                      Vice President
Vice President
                           ABN AMRO Asset Management

George Connor Jr.          ABN AMRO Asset Management, Inc.                      Senior Vice President
Senior Vice President      ABN AMRO Distribution Services (USA) Inc.            Registered Representative

Catherine Costa            ABN AMRO Asset Management, Inc.                      Assistant Vice President
Assistant Vice President

Dawn Daggy-Mangerson       ABN AMRO Trust Services Company                      Managing Director
Managing Director          ABN AMRO Asset Management, Inc.                      Managing Director
                           LaSalle Bank N.A.                                    Senior Vice President
                           ABN AMRO Distribution Services (USA) Inc.            Registered Representative

Gerald F. Dillenburg       ABN AMRO Asset Management Holdings, Inc.             Senior Managing Director
Senior Managing Director   ABN AMRO Investment Fund Services, Inc.              Director, Senior Managing Director
                           ABN AMRO Funds                                       Senior Vice President, Secretary,
                                                                                  Treasurer
                           ABN AMRO Asset Management, Inc.                      Senior Managing Director

Kevin Donlan               ABN AMRO Asset Management, Inc.                      Assistant Secretary
Assistant Secretary

Gerard J. Donlin           ABN AMRO Asset Management, Inc.                      Chief Operating Officer
Chief Operating Officer    ABN AMRO Asset Management Holdings, Inc.             Executive Vice President

Christine Dragon           ABN AMRO Asset Management Holdings, Inc.             Assistant Vice President
Assistant Vice President

Richard Drake              ABN AMRO Trust Services Company                      Vice President
Senior Managing Director   Chicago Capital Management, Inc.                     Senior Managing Director
                           LaSalle Bank N.A.                                    Senior Vice President

Martin Eisenberg           ABN AMRO Investment Fund Services, Inc.              Vice President
Vice President             ABN AMRO Asset Management, Inc.                      Vice President
                           AANAH Holding LLC                                    Treasurer & Vice President
                           AANAH Holding LLC II                                 Treasurer & Vice President
                           AANAH Holding LLC III                                Treasurer & Vice President
                           ABN AMRO Advisory, Inc.                              Vice President
                           ABN AMRO Asset Management Holdings, Inc.             Vice President
                           ABN AMRO Associates Corp.                            Vice President
                           ABN AMRO Capital (USA) Inc.                          Vice President
                           ABN AMRO Capital Funding LLC I                       Vice President
                           ABN AMRO Capital Funding LLC II                      Vice President
                           ABN AMRO Clearing and Management Services, Inc.      Vice President
                           ABN AMRO Commodity Finance, Inc.                     Vice President
                           ABN AMRO Financial Services, Inc.                    Vice President

NAME AND POSITION          NAME OF                                                    CONNECTION WITH
WITH INVESTMENT ADVISER    OTHER COMPANY                                              OTHER COMPANY
-----------------------    -------------                                              -------------
                           ABN AMRO Fund Services, Inc.                               Vice President
                           ABN AMRO Funding Corporation                               Vice President
                           ABN AMRO Incorporated                                      Vice President
                           ABN AMRO Leasing, Inc.                                     Vice President
                           ABN AMRO Mezzanine Management I, Inc.                      Vice President
                           ABN AMRO Mezzanine Management II, Inc.                     Vice President
                           ABN AMRO Mortgage Brokerage Group, Inc.                    Vice President
                           ABN AMRO Mortgage Corporation                              Vice President
                           ABN AMRO Mortgage Group, Inc.                              Vice President
                           ABN AMRO North America Capital Funding LLC I               Director, Manager and Vice President
                           ABN AMRO North America Capital Funding LLC II              Director, Manager and Vice President
                           ABN AMRO North America Capital Funding Trust I             Trustee
                           ABN AMRO North America Capital Funding Trust II            Trustee
                           ABN AMRO North America Finance, Inc.                       Vice President
                           ABN AMRO North America Holding Capital Funding LLC I       Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC II      Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC IIII    Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC IV      Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC IX      Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC V       Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC VI      Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC VII     Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC VIII    Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC X       Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XI      Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XII     Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XIII    Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XIV     Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XIX     Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XV      Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XVI     Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XVII    Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Capital Funding LLC XVIII   Director, Manager, Treasurer and VP
                           ABN AMRO North America Holding Company                     Vice President
                           ABN AMRO North America Holding Preferred Exchange LLC      Manager, Treasurer and Vice President
                           ABN AMRO North America Holding Preferred Exchange LLC II   Manager, Treasurer and Vice President
                           ABN AMRO North America Holding Preferred Exchange LLC III  Manager, Treasurer and Vice President
                           ABN AMRO North America Holding Preferred Holding LLC       Manager, Treasurer and Vice President
                           ABN AMRO North America Holding Preferred Holding LLC II    Manager, Treasurer and Vice President
                           ABN AMRO North America Holding Preferred Holding LLC III   Manager, Treasurer and Vice President
                           ABN AMRO North America Preferred Exchange LLC I            Manager
                           ABN AMRO North America Preferred Exchange LLC II           Manager
                           AANA Preferred Funding Trust I                             Trustee
                           AANA Preferred Funding Trust II                            Trustee
                           ABN AMRO North America Preferred Holding LLC I             Manager
                           ABN AMRO North America Preferred Holding LLC II            Manager
                           ABN AMRO North America, Inc.                               Group Senior Vice President
                           ABN AMRO Preferred Capital Trust I                         Vice President
                           ABN AMRO CCC Private Equity Investments, Inc.              Vice President
                           ABN AMRO Retail Group LLC                                  Vice President
                           ABN AMRO Services Company, Inc.                            Vice President
                           ABN AMRO Trust Services Company                            Vice President
                           ABN AMRO WCS Holding Company                               Vice President
                           ABN AMRO Wholesale Holding, Inc.                           Vice President
                           Cairo Procurement Services LLC                             Manager and Vice President
                           ABN AMRO Asset Management, Inc.                            Vice President
                           CNBC Development Corporation                               Vice President
                           CNBC Leasing Corporation                                   Vice President
                           DBI Holdings, Inc.                                         Vice President
                           ENB Realty Company, Inc.                                   Vice President
                           Eureka Service Corporation                                 Vice President
                           Lakeside Drive LLC                                         Vice President
                           LaSalle Bank National Association                          Vice President
                           LaSalle Business Credit, Inc.                              Vice President
                           LaSalle Community Development Corporation                  Vice President
                           LaSalle Distributors, Inc.                                 Vice President
                           LaSalle Funding L.L.C.                                     Vice President
                           LaSalle National Leasing Corporation                       Vice President
                           LaSalle Street Capital, Inc.                               Vice President
                           LaSalle Trade Services Corporation                         Vice President
                           LaSalle Trade Services Limited                             Vice President
                           Lease Plan Illinois, Inc.                                  Vice President

NAME AND POSITION          NAME OF                                                    CONNECTION WITH
WITH INVESTMENT ADVISER    OTHER COMPANY                                              OTHER COMPANY
-----------------------    -------------                                              -------------
                           Lease Plan North America, Inc.                             Vice President
                           Netherlands Trading Society East, Inc.                     Vice President
                           Portal Funds, Inc.                                         Vice President
                           Rob-Wal Investment Co.                                     Vice President
                           Stan Fed Proprietary Investment Company I                  Vice President
                           Stan Fed Proprietary Investment Company II                 Vice President
                           Standard Federal Bank Community Development Corporation    Vice President
                           Standard Federal Bank National Association                 Vice President
                           Standard Federal International LLC                         Vice President
                           Standard Financial Corporation                             Vice President
                           Sutton Park LLC                                            Vice President

Jon Ender                  ABN AMRO Asset Management, Inc.                            EVP, Chief Investment Strategist
Manager of the Board of    Association for Investment Mgt & Research                  Director
  Managers                 Institute for Quantitative Research in Finance             Director
   EVP, Chief Investment
     Strategist

Peter Fasone               ABN AMRO Asset Management, Inc.                            Vice President
Vice President

John Finley                ABN AMRO Asset Management, Inc.                            Vice President
Vice President             LaSalle Bank N.A.                                          Vice President

William Finley             ABN AMRO Trust Services Company                            Vice President
Senior Managing Director   ABN AMRO Asset Management, Inc.                            Senior Managing Director
                           LaSalle Bank N.A.                                          Group Senior Vice President

Anthony Ford               ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Thomas Forsha              ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President   ABN AMRO Trust Services Company                            Assistant Vice President
                           LaSalle Bank N.A.                                          Assistant Vice President

Rebecca Garces             ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Wilfrido Garcia            ABN AMRO Trust Services Company                            Officer
Officer

Michael Gasparac           ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Frank Germack              ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Frank Haggerty Jr.         ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Steven Haldi               ABN AMRO Asset Management, Inc.                            Managing Director
Managing Director          LaSalle Bank N.A.                                          Vice President

John Hogan                 ABN AMRO Asset Management, Inc.                            Senior Vice President
Senior Vice President

Nancy Holland              ABN AMRO Asset Management, Inc.                            Senior Managing Director
Senior Managing Director

Kevin Kehres               ABN AMRO Trust Services Company                            Vice President

NAME AND POSITION          NAME OF                                                    CONNECTION WITH
WITH INVESTMENT ADVISER    OTHER COMPANY                                              OTHER COMPANY
-----------------------    -------------                                              -------------
Managing Director          ABN AMRO Asset Management, Inc.                            Managing Director
                           LaSalle Bank N.A.                                          Vice President

Timothy Kelly              ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Thomas Kmiotek             ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Timothy Kroll              ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Todd W. Larson             ABN AMRO Asset Management, Inc.                            Assistant Vice President
Vice President             LaSalle Bank N.A.                                          Assistant Vice President

Patrick Lawlor             ABN AMRO Trust Services Company                            Vice President
Vice President             ABN AMRO Asset Management, Inc.                            Vice President

Scott Marinko              ABN AMRO Asset Management, Inc.                            Managing Director
Managing Director

Thomas Marthaler           ABN AMRO Asset Management, Inc.                            Director of Fixed Income
EVP, Director of Fixed     ABN AMRO Trust Services Company                            Executive Vice President
Income

Scott A. Moore             ABN AMRO Asset Management, Inc.                            Senior Vice President
Senior Vice President      ABN AMRO Distribution Services (USA) Inc.                  Registered Representative

Bernard F. Myszkowski      ABN AMRO Trust Services Company                            Executive Vice President
Manager of the Board of    ABN AMRO Asset Management, Inc.                            Director, EVP, Director of Equity Investments
  Managers                 LaSalle Bank N.A.                                          Senior Vice President
   EVP, Director of
     Equity Investments

Seymour A. Newman          ABN AMRO Asset Management Holdings, Inc.                   EVP, CFO, Treasurer and Secretary
Manager of the Board of    ABN AMRO Investment Fund Services, Inc.                    Director, EVP, CFO, Treasurer and Secretary
  Managers                 ABN AMRO Trust Services Company                            Director, EVP, CFO, Treasurer and Secretary
   EVP, CFO, Treasurer     Inc.                                                       Director, EVP, CFO, Treasurer and Secretary
     and Secretary         ABN AMRO Asset Management, Inc.                            Director, EVP, CFO, Treasurer and Secretary
                           TAMRO Capital Partners LLC                                 Manager of the Board of Managers, EVP,
                                                                                         CFO, Treasurer and Secretary

Eric Nilles                ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Jerome Papinchock          ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Joseph Pavnica             ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Diane Pieper               ABN AMRO Asset Management, Inc.                            Investment Officer
Investment Officer         ABN AMRO Distribution Services (USA) Inc.                  Registered Representative

                           ABN AMRO Asset Management, Inc.

Simon Reeves               ABN AMRO Asset Management, Inc.                            Managing Director
Managing Director          LaSalle Bank N.A.                                          Vice President

NAME AND POSITION          NAME OF                                                    CONNECTION WITH
WITH INVESTMENT ADVISER    OTHER COMPANY                                              OTHER COMPANY
-----------------------    -------------                                              -------------
Michael Raub               ABN AMRO Asset Management, Inc.                            Senior Vice President
Senior Vice President

Robert Romanik             ABN AMRO Asset Management, Inc.                            Investment Officer
Investment Officer

Marcia Roth                ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

George Rudawski            ABN AMRO Asset Management, Inc.                            Investment Officer
Investment Officer

Randall Rynearson          ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Timothy Scanlan            ABN AMRO Trust Services Company                            Vice President
Vice President             Chicago Capital Management, Inc.                           Vice President
                           ABN AMRO Distribution Services (USA) Inc.                  Registered Representative

Fred Senft Jr.             ABN AMRO Asset Management, Inc.                            Managing Director
Managing Director

Timothy Sheehan            ABN AMRO Asset Management, Inc.                            Officer
Officer                    LaSalle Bank N.A.                                          Officer

Steven Sherman             ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Steven Smart-O'Connor      ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Gina Strum                 ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

Daniel Strumphler          ABN AMRO Asset Management, Inc.                            Senior Vice President
Senior Vice President      ABN AMRO Distribution Services (USA) Inc.                  Registered Representative

Edward Thommes             ABN AMRO Asset Management Holdings, Inc.                   Vice President
Vice President             ABN AMRO Asset Management, Inc.                            Vice President

Charles Ullerich           ABN AMRO Asset Management, Inc.                            Vice President
Vice President

Kristine Victory           ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President

David L. Viner             ABN AMRO Asset Management, Inc.                            Vice President
Vice President             ABN AMRO North America, Inc.                               First Vice President
                           Portal Funds, Inc.                                         Vice President

Elwood Weilage             ABN AMRO Asset Management, Inc.                            Senior Vice President
Senior Vice President      ABN AMRO Asset Management Holdings, Inc.                   Senior Vice President

Ann Weis                   ABN AMRO Asset Management Holdings, Inc.                   Vice President, Assistant Secretary
Assistant Secretary        ABN AMRO Investment Fund Services, Inc.                    Assistant Secretary
                           ABN AMRO Trust Services Company                            Assistant Secretary
                           ABN AMRO Asset Management, Inc.                            Assistant Secretary
                           TAMRO Capital Partners LLC                                 Assistant Secretary

Paul Wojtyla               ABN AMRO Asset Management, Inc.                            Assistant Vice President
Assistant Vice President   ABN AMRO Trust Services Company                            Assistant Vice President
                           TAMRO Capital Partners LLC                                 Assistant Vice President
                           LaSalle Bank N.A.                                          Assistant Vice President
                           ABN AMRO Distribution Services (USA) Inc.                  Registered Representative

Todd J. Youngberg          ABN AMRO Asset Management, Inc.                            Senior Managing Director
Senior Managing Director

   NAME AND POSITION                         NAME OF                                 CONNECTION WITH
WITH INVESTMENT ADVISER                   OTHER COMPANY                               OTHER COMPANY
-----------------------                 -----------------                            ----------------
EMERGING MARKETS
 EQUITY GROUP

Joseph Van Huevel                       ABN AMRO Bank N.V.                           Portfolio Manager
Associated Person/Portfolio Manager





H.  RIVER ROAD ASSET MANAGEMENT, LLC

River Road Asset Management, LLC ("River Road") is an investment adviser providing investment management services to the Registrant.

The directors and officers of River Road and any other business, profession, vocation or employment of a substantial nature that each director or officer has been engaged within the last two fiscal years is set forth below.

   NAME AND POSITION                           NAME OF                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OTHER COMPANY                                     OTHER COMPANY
-----------------------                 ---------------------                         ------------------------------
James C. Shircliff                      Commonwealth SMC (SMC                         Executive Vice President,
Chief Executive Officer and             Capital, Inc.)                                Portfolio Manager and Director
Chief Investment Officer                                                              of Research from 1997 to 2005

R. Andrew Beck                          Commonwealth SMC (SMC                         Senior Vice President,
President                               Capital, Inc.)                                Portfolio Manager and Director
                                                                                      of Business Development from
                                                                                      1999 to 2005
Henry W. Sanders                        Commonwealth SMC                              Senior Vice President and
Executive Vice President                                                              Portfolio Manager from 2002 to
                                                                                      2005

Thomas D. Mueller                       Citizens Security Life Insurance              Senior Vice President from
Chief Operations Officer and                                                          2003 to 2005
Chief Director of Compliance
                                        Commonwealth SMC (SMC                         Senior Vice President, Manager
                                        Capital, Inc.)                                of Operations from
                                                                                      1999 to 2003

ITEM 27.   PRINCIPAL UNDERWRITER.

(a) ABN AMRO Distribution Services (USA) Inc. (the "Distributor"), acts as distributor for ABN AMRO Funds pursuant to a Distribution Agreement dated September 27, 2001.

(b) The information required by this Item 27(b) with respect to each director, officer, or partner of ABN AMRO Distributors (USA) Inc. is incorporated by reference to Schedule A of Form BD filed by ABN AMRO Distributors (USA) Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934.

(c)      Not applicable

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

         All records described in Section 31(a) of the 1940 Act and the rules promulgated thereunder, are maintained at the following locations:


ADVISERS
ABN AMRO ASSET MANAGEMENT, INC., 161 North Clark Street, Chicago, IL 60601 MONTAG & CALDWELL, INC., 3455 Peachtree Road, N.E., Suite 1200 Atlanta, GA 30326 VEREDUS ASSET MANAGEMENT LLC, 1 Paragon Center, 6060 Dutchmans Lane, Suite 320, Louisville, KY 40205
TAMRO CAPITAL PARTNERS LLC, 1660 Duke Street, Alexandria, VA 22314
ABN AMRO ASSET MANAGEMENT (USA) LLC, 161 North Clark Street, Chicago, IL 60601 RIVER ROAD ASSET MANAGEMENT, LLC, Meidinger Tower, Suite 1600, 462 South
Fourth Avenue, Louisville, Kentucky 40202


SUB-ADVISERS
OPTIMUM INVESTMENT ADVISORS LP, 100 South Wacker Drive, Chicago, IL 60606. MFS INSTITUTIONAL ADVISORS, 500 Boylston Street, Boston, Massachusetts 02116


CUSTODIAN
PFPC TRUST COMPANY, 8800 Tinicum Boulevard, Philadelphia, PA, 19153.

SUB-ADMINISTRATOR AND TRANSFER, REDEMPTION, DIVIDEND DISBURSING AND ACCOUNTING AGENT PFPC INC., 4400 Computer Drive, Westborough, MA 01581

DISTRIBUTOR
ABN AMRO DISTRIBUTION SERVICES (USA), INC., 760 Moore Road, King of Prussia, PA 19406

ITEM 29.   MANAGEMENT SERVICES.

         Not Applicable.

ITEM 30.   UNDERTAKINGS.

         Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, ABN AMRO Funds, has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois on the 30th day of June, 2005.


                            ABN AMRO FUNDS
                            (FORMERLY KNOWN AS ALLEGHANY FUNDS)

                            By:      /s/ KENNETH C. ANDERSON
                                     --------------------------------------
                                     Kenneth C. Anderson, President & Chief
                                     Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement of ABN AMRO Funds has been signed below by the following persons in the following capacity on the 30th day of June, 2005.




Signature                           Capacity
---------                           --------
STUART D. BILTON*                   Chairman, Board of Trustees
-----------------
Stuart D. Bilton

NATHAN SHAPIRO*                     Trustee
-----------------
Nathan Shapiro

GREGORY T. MUTZ*                    Trustee
-----------------
Gregory T. Mutz

LEONARD F. AMARI*                   Trustee
-----------------
Leonard F. Amari

ROBERT A. KUSHNER*                  Trustee
------------------
Robert A. Kushner

JULIAN IDE*                         Trustee
--------------
Julian Ide

ROBERT B. SCHERER*                  Trustee
------------------
Robert B. Scherer

DENIS SPRINGER*                     Trustee
---------------
Denis Springer

/s/ KENNETH C. ANDERSON             President                                           June 30, 2005
---------------------------         (Chief Executive Officer)
Kenneth C. Anderson

/s/ GERALD F. DILLENBURG            Secretary, Treasurer and Senior Vice                June 30, 2005
---------------------------         President (Chief Financial Officer, Chief
Gerald F. Dillenburg                Operating Officer & Chief Compliance Officer)



* Signed by Gerald F. Dillenburg pursuant to a Power of Attorney previously filed.



/s/ GERALD F. DILLENBURG                                          June 30, 2005
------------------------
Gerald F. Dillenburg,
Attorney-in-Fact